Listing Report:Supplement No. 12 dated Aug 05, 2010 to Prospectus dated Jul 26, 2010
File pursuant to Rule 424(b)(3)
Registration Statement No. 333-147019
Prosper Marketplace, Inc.
Borrower Payment Dependent Notes
This Listing Report supplements the prospectus dated Jul 26, 2010 and provides information about each loan request (referred to as a "listing") and series of Borrower Payment Dependent Notes (the "Notes") we are currently offering. Prospective investors should read this Listing Report supplement together with the prospectus dated Jul 26, 2010 to understand the terms and conditions of the Notes and how they are offered, as well as the risks of investing in Notes.
The following series of Notes are currently being offered:
Borrower Payment Dependent Notes Series 263006
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.2%

Starting lender yield:	17.00%	Starting borrower rate/APR:	18.00% / 21.35%	Starting monthly payment:	$216.91

Auction yield range:	13.89% - 17.00%	Estimated loss impact:	14.95%
Lender servicing fee:	1.00%	Estimated return:	2.05%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	May-1998	Debt/Income ratio:	15%
Credit score:	680-699 (Aug-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	2	Current / open credit lines:	9 / 7	Length of status:	6y 6m
Amount delinquent:	$4,289	Total credit lines:	38	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$12,226	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	85%
		Homeownership:	No
Screen name:	CaliforniaSingleMom	Borrower's state:	California	Borrower's group:	BORROWERS - LARGEST GROUP
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	23 ( 100% )	680-699 (Latest)
Principal borrowed:	$6,000.00	< 31 days late:	0 ( 0% )	620-639 (Mar-2007)
Principal balance:	$0.00	31+ days late:	0 ( 0% )
Total payments billed:	23
Description
PAYOFF CREDITDEBT 4 SINGLE MOM
Purpose of loan:
Payoff high interest credit cards
This is my second prosper loan. I successfully paid off my balloon payment with my last prosper loan and paid off my prosper loan ON TIME.
My financial situation:
The money I use to make the monthly payments on the credit cards will be used to pay Prosper Loan. This loan will help a single mom pay off these high interest credit cards sooner and save me hundreds of dollars in interest. I am a good candidate because I pay my bills on time. The only reason my credit score is at 690 instead of higher is the bankruptcy 6 years ago and I had two cars repossessed after my divorce 4 years ago.

Monthly net income: $ 3600.00

Monthly expenses: $ 3400.00
??Housing: $ 1050
??Insurance: $ 150
??Car expenses: $400
??Utilities: $ 150
??Phone, cable, internet: $ 250
??Food, entertainment: $ 500
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 350
??Other expenses: $ 450.00 (Childcare)
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419114
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.3%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.72%	Starting monthly payment:	$339.27

Auction yield range:	16.89% - 34.00%	Estimated loss impact:	20.31%
Lender servicing fee:	1.00%	Estimated return:	13.69%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	May-1995	Debt/Income ratio:	20%
Credit score:	680-699 (Aug-2010)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	15 / 11	Length of status:	4y 6m
Amount delinquent:	$0	Total credit lines:	23	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$3,770	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	76%
		Homeownership:	Yes
Screen name:	HeatherR	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	24 ( 92% )	680-699 (Latest)
Principal borrowed:	$5,000.00	< 31 days late:	2 ( 8% )	620-639 (Apr-2008)
Principal balance:	$1,757.85	31+ days late:	0 ( 0% )
Total payments billed:	26
Description
My loan for debt consolidation
Purpose of loan:
This loan will be used to pay off the high rate credit cards that have so many of us in a funk these days. Business is good, but too much of my income is going towards these cards. With the appropriate cash influx, I can focus more on the business and less on the credit card companies.

My financial situation:
I am a good candidate for this loan because I am honest and hard-working. I own my house and it can be used as collateral.
Monthly net income: $ 6350

Monthly expenses: $
??Housing: $?1900
??Insurance: $ 300
??Car expenses: $ 300
??Utilities: $ 350
??Phone, cable, internet: $?200
??Food, entertainment: $?400
??Clothing, household expenses $?250
??Credit cards and other loans: $?800 including student loans
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 450934
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$13,000.00	Prosper Rating:	B	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.0%

Starting lender yield:	14.15%	Starting borrower rate/APR:	15.15% / 17.32%	Starting monthly payment:	$451.60

Auction yield range:	5.89% - 14.15%	Estimated loss impact:	6.19%
Lender servicing fee:	1.00%	Estimated return:	7.96%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Jul-1999	Debt/Income ratio:	23%
Credit score:	820-839 (Aug-2010)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	16 / 16	Length of status:	3y 1m
Amount delinquent:	$0	Total credit lines:	33	Occupation:	Analyst
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$21,477	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	31%
		Homeownership:	Yes
Screen name:	blitz_ac	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Risk Free Investment
Purpose of loan:
This loan will be used to consolidate credit card loans incurred during a recent home remodeling and while on maternity leave for the?birth of my first child.

My financial situation:
I am a good candidate for this loan because I value my good credit standing. Please note?my credit score above (820-839!!!). I have NEVER been late with payments ( I plan to use auto-pay for this one). I usually pay off most credit purchases in full, however, due to the recent events above, we've incurred some credit card balances that we are steadily paying off.

I currently have a balance transfer offer for 7% APR but its variable. I'm hoping to get a 8% APR or lower?from Prosper to help pay off the balance faster.?Most especially, I'd much rather pay fellow investors here than the bank as I am also an investor with Prosper and believe in the value of the product it offers.

I know the amount I've requested does not currently cover the credit balance shown above. This is because we are in the process of paying a big chunk of it down next month when income from a recent home sale is received. The rest we plan to pay off over the course of the loan term requested above.

The high number of credit lines are related to a of?number store cards that are being closed as we speak. Though in order not to significatly affect my credit score by closing too many accounts?and lowering my credit line at once, this is being done over the course of the year.

Please consider investing in this note and forward me any additional questions.

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 468148
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.2%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 23.39%	Starting monthly payment:	$278.73

Auction yield range:	13.89% - 19.00%	Estimated loss impact:	15.04%
Lender servicing fee:	1.00%	Estimated return:	3.96%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Oct-2000	Debt/Income ratio:	49%
Credit score:	680-699 (Jul-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	14 / 13	Length of status:	0y 4m
Amount delinquent:	$0	Total credit lines:	31	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$19,210	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	69%
		Homeownership:	No
Screen name:	encourager928	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt Consolidation Loan

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 469922
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$11,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.8%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 28.50%	Starting monthly payment:	$437.36

Auction yield range:	10.89% - 24.00%	Estimated loss impact:	11.39%
Lender servicing fee:	1.00%	Estimated return:	12.61%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Jul-1998	Debt/Income ratio:	33%
Credit score:	740-759 (Aug-2010)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	14 / 14	Length of status:	1y 11m
Amount delinquent:	$0	Total credit lines:	23	Occupation:	Analyst
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$62,569	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	68%
		Homeownership:	Yes
Screen name:	orange-wealth-exchanger	Borrower's state:	Indiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Business on the brink of success!
Purpose of loan:
This loan is to augment the advertising budget of my business, Uncle Sam's New York.? www.unclesamsnewyork.com.?

Since its founding in 2009, Uncle Sam's New York has quickly established itself as one of the most popular companies for New York City Walking Tours, New York City Pub Crawls, New York City Shopping Tours, and New York City Night Club Tours. Uncle Sam's New York has also become a top authority among the concierge community in conducting high end luxury tours, including Private SUV tours of the major sights of New York City, nightlife luxury limousine tours, and VIP bottle service hosting for top clients.The business has been so successful that the The New York City Association of Hotel Concierge announced?in June 2010?that it?selected Uncle Sam's New York as a nominee for the prestigious Concierge Choice Awards for Best New York Sightseeing Tours Company in the category of Private Tours for 2010 and is ranked #13 out of 817 New York City Attractions on tripadvisor.com.? The winner of the award will be announced in September at the annual Concierge Choice Awards gala for New York City's Association of Hotel Concierges sponsored by City Guide Magazine.? The business is definitely on the brink?of astounding success, and a small cash injection will reap huge rewards?immediately and in the long-term.? My financial situation:
I have a stellar financial background, and I have no delinquencies.

Monthly net income: approx. $4,400

Monthly expenses: $2,276
??Housing: $761
??Insurance: $35
??Car expenses: $50
??Utilities: $50
??Phone, cable, internet: $180
??Food, entertainment: $100
??Clothing, household expenses $50
??Credit cards and other loans: $1,500
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 469940
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.2%

Starting lender yield:	13.89%	Starting borrower rate/APR:	14.89% / 18.18%	Starting monthly payment:	$86.53

Auction yield range:	13.89% - 13.89%	Estimated loss impact:	14.79%
Lender servicing fee:	1.00%	Estimated return:	-0.90%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Aug-1992	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	700-719 (Aug-2010)	Inquiries last 6m:	0	Employment status:	Self-employed
Now delinquent:	0	Current / open credit lines:	4 / 3	Length of status:	1y 7m
Amount delinquent:	$0	Total credit lines:	17	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$6,871	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	8	Bankcard utilization:	57%
		Homeownership:	No
Screen name:	headbackonshoulders	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my last bad debt
Purpose of loan:
This loan will be used to pay off a very bad mistake that I made when I had a financial emergency - a payday loan (well, auto title loan).? I am currently paying over $200 a month, with very little of it going towards the principal.? Being able to pay this off will save me a lot of money so that I can more quickly start over my financial life and start saving again.

My financial situation:
I am a good candidate for this loan because despite my not so great credit score, I am responsible and do care about my financial future, credit score, and general upstanding as a good citizen.

The reason my credit score is no longer good is because I've been settling credit card debts for the past 2 years. After much research and soul-searching, I decided the best thing to do was go into default?so that I could?settle with each credit card I had (credit card companies won't speak to you about settlements if you stay current on their monthly bills).?

This meant I had to access my savings in order to pay off large sums at once. However, it was the best thing to do since I would have been paying out much more for years to come.?

I made a lot of mistakes in my?20's?which didn't catch up with me until the past couple of years (now in early 30's).? I have made?extreme lifestyle changes and no longer live beyond my means.?

I have learned a very hard lesson and want to get on with my life, this is the last remnant of my poor decision making.? I am tired of throwing money out the window every month, but unfortunately, since I am in the process of building a business which has its up and?downs,?I am not in a position at this time to pay it off at once.

I am current on all of my bills. (*Also, I am not sure why Prosper's credit info reflects 8 delinquenices when it was 3 credit cards.? Those 3 cards are the only delinquencies I've ever had. I will be checking?into this discrepancy; it's absolutely incorrect. It's 3).

I defaulted on my credit cards because that?was the only way to settle with them. That is why my credit score is temporarily not so great. It was stellar (over 720)?before this :-).

I understand how making a loan to someone with less than stellar credit, would appear worrisome to somebody who doesn't know me. I did my best to convey my situation honestly and hope that comes through. Thank you for your time and consideration.

Monthly net income: $ 2400-2800

Monthly expenses: $
??Housing: $ 1100
??Insurance: $ 110
??Car expenses: $ paid off in full
??Utilities: $ varies
??Phone, cable, internet: $ 150
??Food, entertainment: $ limited
??Clothing, household expenses $ no new clothes, household limited
??Credit cards and other loans: $ 100?
??Other expenses: $ varies
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 469988
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	24.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.72%	Starting monthly payment:	$339.27

Auction yield range:	16.89% - 34.00%	Estimated loss impact:	26.01%
Lender servicing fee:	1.00%	Estimated return:	7.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	3	First credit line:	Sep-1997	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	640-659 (Aug-2010)	Inquiries last 6m:	3	Employment status:	Self-employed
Now delinquent:	0	Current / open credit lines:	6 / 5	Length of status:	17y 0m
Amount delinquent:	$0	Total credit lines:	16	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$2,053	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	11	Bankcard utilization:	88%
		Homeownership:	No
Screen name:	refined-order8	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
"Working Capital for Leads,Profits"
Purpose of loan:
This loan will be used to purchase internet leads to be converted into sales and profits. I have 20 years experience in the industry and 10 years of experience using internet leads successfully.? I know the business extremely well, inside and out.? And I have and use only the best financial products on the market today which everyone wants right now.? These financial products emphasize Safety First and Guarantee the client's Principal, Interest, and Gains, all on tax deferred growth and Tax Advantage withdrawals.

My financial situation:
I am a good candidate for this loan because with $7,500.00 I will be able to generate a minimum of $50,000.00 in profits.? And if I were to able to find and get the full amount of the loan I requested of $25,000.00, then I would be able to generate over $200,000.00 in profits this year guaranteed. ?

Monthly net income: $5,000.00 to $6,000.00

Monthly expenses: $
??Housing: $ 900.00
??Insurance: $ 150.00
??Car expenses: $ 300.00
??Utilities: $ 200.00
??Phone, cable, internet: $ 150.00
??Food, entertainment: $ 400.00
??Clothing, household expenses $ 200.00
??Credit cards and other loans: $ 300.00
??Other expenses: $ 1000.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 470016
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	24.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.72%	Starting monthly payment:	$339.27

Auction yield range:	16.89% - 34.00%	Estimated loss impact:	26.01%
Lender servicing fee:	1.00%	Estimated return:	7.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	3	First credit line:	May-1988	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	740-759 (Aug-2010)	Inquiries last 6m:	0	Employment status:	Self-employed
Now delinquent:	0	Current / open credit lines:	8 / 8	Length of status:	8y 7m
Amount delinquent:	$0	Total credit lines:	20	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$274,532	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	94%
		Homeownership:	Yes
Screen name:	ProjectDadoo	Borrower's state:	Wisconsin	Borrower's group:	Computer Professionals, Engineers and Business Startups
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	0 ( 0% )	740-759 (Latest)
Principal borrowed:	$24,000.00	< 31 days late:	0 ( 0% )	720-739 (Oct-2008) 760-779 (Feb-2008)
Principal balance:	$0.00	31+ days late:	0 ( 0% )
Total payments billed:	0
Description
Wise Buys & WiseBuysSavings.com
Purpose of loan:
This loan will be used to? Expand our current Savings Publication WiseBuys & WiseBuysSavings.com by adding an email?distribution channel for our clients ads.? Currenlty we publish a printed piece that reaches about 750,000 Minneapolis/St Paul households 6x per year in their mailbox as well as their ad on the website www.WiseBuysSavings.com

So, we've covered Print & Online... Now we'd like to distribute our clients ads into the Email In-Box of approximetely 250,000 households.? This would allow us the reach of 6,000,000 per year via print and another 250K x 12 months = 3,000,000 Email for a total reach of 9,000,000 per year.

My financial situation:
I am a good candidate for this loan because? WiseBuys has been published in one form or another for the last 25 years.? I purchased the company in 2007 and we successfully brought the online component live... Now with the email we have the full reach needed to get results for our advertisers.

Monthly net income: $12,500

Monthly expenses: $
??Housing: $ 3,500
??Insurance: $ 1,200
??Car expenses: $?300
??Utilities: $?500
??Phone, cable, internet: $ 500
??Food, entertainment: $?500
??Clothing, household expenses $ 500
??Credit cards and other loans: $?0 (personal)
??Other expenses: $ 500
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 470034
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	B	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.0%

Starting lender yield:	13.00%	Starting borrower rate/APR:	14.00% / 16.16%	Starting monthly payment:	$512.66

Auction yield range:	5.89% - 13.00%	Estimated loss impact:	6.17%
Lender servicing fee:	1.00%	Estimated return:	6.83%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Oct-1999	Debt/Income ratio:	37%
Credit score:	780-799 (Jul-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	18 / 16	Length of status:	2y 11m
Amount delinquent:	$0	Total credit lines:	51	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$32,391	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	58%
		Homeownership:	Yes
Screen name:	reflective-social0	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off credit cards
Purpose of loan:
This loan will be used to payoff 3 credit cards that have a total of roughly 15k in balances.? Each card is current and always has been, the CC companies just moved all my rates up from 5% to 15%.? So I am looking for an alternative that makes sense.?

My financial situation:
I am a good candidate for this loan because I have been in my industry for 8 years and have been very successful.? Wife has a very strong job also and my credit history shows that I do not miss payments and that I have had credit for a long time.? I taek pride in my score.

Monthly net income: $ $3,700 approx for me, wife is $4,200

Monthly expenses: $
??Housing: $?2,500????
??Insurance: $ 110
??Car expenses: $?600????????
??Utilities: $ 230????
??Phone, cable, internet: $ 120????
??Food, entertainment: $
??Clothing, household expenses $????????
??Credit cards and other loans: $ 1000????
??Other expenses: $?child care $800
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 470058
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,500.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.2%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.72%	Starting monthly payment:	$248.80

Auction yield range:	13.89% - 34.00%	Estimated loss impact:	15.77%
Lender servicing fee:	1.00%	Estimated return:	18.23%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Apr-1998	Debt/Income ratio:	49%
Credit score:	700-719 (Jul-2010)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	14 / 14	Length of status:	10y 4m
Amount delinquent:	$100	Total credit lines:	42	Occupation:	Food Service Manage...
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$9,734	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	45%
		Homeownership:	Yes
Screen name:	mindful-gold	Borrower's state:	Wisconsin	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	10 ( 100% )	700-719 (Latest)
Principal borrowed:	$4,000.00	< 31 days late:	0 ( 0% )	740-759 (Aug-2009)
Principal balance:	$3,168.31	31+ days late:	0 ( 0% )
Total payments billed:	10
Description
Paying off Credit Card Debt
Purpose of loan:
The purpose of this loan is to refinace my current Prosper Loan for a lower rate and?pay off?some high interest rate?credit card debt.? I will be finishing?schooling for my bachelor's degree in human resource management?in 2012.? I?would like?to have as much debt paid off as possible.?
My financial situation:
I am a good candidate for this loan because I have good credit and pay all of?my bills on time.
Monthly?Net Income:? $1800

Housing?????? $500
Insurance??? $48
Auto Loans? $325
Utilities??????? $112
Food??????????? $300
Credit Cards?? $300
Total??????????? $1585
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 470060
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	B	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.0%

Starting lender yield:	14.15%	Starting borrower rate/APR:	15.15% / 17.32%	Starting monthly payment:	$347.39

Auction yield range:	5.89% - 14.15%	Estimated loss impact:	6.19%
Lender servicing fee:	1.00%	Estimated return:	7.96%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Nov-1999	Debt/Income ratio:	18%
Credit score:	760-779 (Aug-2010)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	4 / 4	Length of status:	8y 1m
Amount delinquent:	$0	Total credit lines:	11	Occupation:	Laborer
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$3,533	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	29%
		Homeownership:	Yes
Screen name:	thrifty-durability	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off credit cards
Purpose of loan:
This loan will be used to pay off our credit cards

My financial situation:
I am a good candidate for this loan because we pay our bills on time and we are dedicated to becoming debt-free, except for our mortgage.

Monthly net income: $ 3200

Monthly expenses: $
??Housing: $ 1038
??Insurance: $ 127
??Car expenses: $ 100?
??Utilities: $?300
??Phone, cable, internet: $ 130
??Food, entertainment: $ 500
??Clothing, household expenses $ 100?
??Credit cards and other loans: $ 200
??Other expenses: $ 207 (car loan), $55 mutual fund, $55 life insurance, $160 medical
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 470072
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.2%

Starting lender yield:	33.35%	Starting borrower rate/APR:	34.35% / 38.06%	Starting monthly payment:	$269.21

Auction yield range:	13.89% - 33.35%	Estimated loss impact:	15.74%
Lender servicing fee:	1.00%	Estimated return:	17.61%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Jan-1990	Debt/Income ratio:	36%
Credit score:	700-719 (Aug-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	9 / 6	Length of status:	11y 0m
Amount delinquent:	$0	Total credit lines:	22	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$26,174	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	98%
		Homeownership:	Yes
Screen name:	worldview	Borrower's state:	Minnesota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	23 ( 100% )	700-719 (Latest)
Principal borrowed:	$5,000.00	< 31 days late:	0 ( 0% )	680-699 (Jan-2010) 680-699 (Aug-2009) 680-699 (Aug-2008)
Principal balance:	$2,067.49	31+ days late:	0 ( 0% )
Total payments billed:	23
Description
Dental bills
I plan to use this loan to pay off my 1st Prosper loan (balance $2067.00) and then use the remaining amount for a large dental bill (for extracting 8 baby teeth that wouldn't fall out from my preteen's mouth) and then braces which will be about $2500 a year for two years. I have never missed a Prosper payment and I don't intend to miss any on this loan.

My credit has improved as I have been paying off credit cards until they have a $0 balance.

My payment will actually stay about the same as I have been paying for the past two years. I have never missed a Prosper payment.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 470076
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.3%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.72%	Starting monthly payment:	$113.09

Auction yield range:	16.89% - 34.00%	Estimated loss impact:	20.31%
Lender servicing fee:	1.00%	Estimated return:	13.69%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Aug-1990	Debt/Income ratio:	22%
Credit score:	680-699 (Jul-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	9 / 9	Length of status:	0y 11m
Amount delinquent:	$2,879	Total credit lines:	36	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$2,278	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	2	Bankcard utilization:	38%
		Homeownership:	Yes
Screen name:	badmoomoodogface	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	25 ( 100% )	680-699 (Latest)
Principal borrowed:	$1,500.00	< 31 days late:	0 ( 0% )	740-759 (Nov-2009) 620-639 (Jun-2008)
Principal balance:	$527.73	31+ days late:	0 ( 0% )
Total payments billed:	25
Description
Pay off Son's Violin
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 470082
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.3%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 39.15%	Starting monthly payment:	$67.85

Auction yield range:	16.89% - 34.00%	Estimated loss impact:	20.31%
Lender servicing fee:	1.00%	Estimated return:	13.69%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Jan-1993	Debt/Income ratio:	Not calculated
Credit score:	780-799 (Aug-2010)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	2 / 1	Length of status:	0y 1m
Amount delinquent:	$0	Total credit lines:	2	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$0	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Bankcard utilization:	0%
		Homeownership:	No
Screen name:	wampum-castanets8	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Business Loan
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 470084
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	36.6%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.72%	Starting monthly payment:	$339.27

Auction yield range:	16.89% - 34.00%	Estimated loss impact:	38.61%
Lender servicing fee:	1.00%	Estimated return:	-4.61%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	1	First credit line:	Jul-1979	Debt/Income ratio:	Not calculated
Credit score:	640-659 (Aug-2010)	Inquiries last 6m:	6	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	18 / 15	Length of status:	18y 7m
Amount delinquent:	$0	Total credit lines:	41	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$40,735	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	92%
		Homeownership:	Yes
Screen name:	fund-silo	Borrower's state:	Colorado	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Business Loan Needed ASAP
Purpose of loan:
Pay a bill so I do not receive a 30 day late on my credit report????I own a log home company and currently have 1.48 million in?signed contracts.? At the moment, my cash flow is short because I am finishing 2 homes and starting another 3.? I will not receive any income until at least the first week of September and that will be too late to 1 bill and avoid a 30 day late on my credit report????????????

My financial situation:
?I don't know how this?website calculates credit scores but as of today, August 5, 2010, My scores are as follows:? Experian 712, Equifax 709 and Transunion 735.? I have NEVER had a 30 day late?and never intend to.??I own several rental properties which are all rented with?a 1 year lease and they all?cash flow.? I also own free and clear my 3 vehicles, 2 high end building sites and several pieces of heavy equipment.? My business is solvent and I have an A+ Gold Star Rating with the Better Business Bureau.?This site won't allow me to put my business name but I am happy to give it out if you email me.

Monthly net income: $ $10,000 TO $14,000 net personal salary per month.? Company gross?income estimated to be 2.5 million this year.

Monthly expenses: $ 7000 estimting high
??Housing: $ 3000
??Insurance: $ 80
?Car expenses: $ 0
??Utilities: $ 200
??Phone, cable, internet: $ 300
??Food, entertainment: $ 400
??Clothing, household expenses $ 200
??Credit cards and other loans: $ 2000
??Other expenses: $ 1000
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 470090
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	B	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.0%

Starting lender yield:	14.15%	Starting borrower rate/APR:	15.15% / 17.32%	Starting monthly payment:	$521.08

Auction yield range:	5.89% - 14.15%	Estimated loss impact:	6.19%
Lender servicing fee:	1.00%	Estimated return:	7.96%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Sep-1998	Debt/Income ratio:	26%
Credit score:	780-799 (Aug-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	10 / 8	Length of status:	0y 10m
Amount delinquent:	$0	Total credit lines:	28	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$14,814	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	49%
		Homeownership:	Yes
Screen name:	ready-reward6	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Help me payoff ccards at lower rate
Purpose of loan:
The purpose of this loan is to pay-off my credit card at a lower interest rate.? With the new credit card laws signed into effect in February, most,?if not?ALL credit card companies can no?longer work?with you to lower your current interest rates on outstanding balances. ?However, they're willing to still lend you money and always send you balance transfer checks?to transfer more money.

My financial situation:
This?sight does not allow a joint account or joint income, however I am recently married and my wife and I have?a dual income in excess of $140k (gross). ? We are both CPA's and have no kids and?we are working to pay down all of our debt that we incurred prior to?getting married.? We have committed to paying down all of our outstanding debt?as quickly as possible and?we are?currently paying over?$1,000/month to pay down our credit cards.??At this rate, we could have our cards paid off in 18 months, however?we would just like to lower the interest rate we are currently paying.?

Monthly net income: $? (joint income - gross)? - $12,000

Monthly expenses: $
??Housing:? $2,400
??Insurance: $200
??Car expenses:? paid in full
??Utilities: $ 300
??Phone, cable, internet: $300
??Food, entertainment: $500
??Clothing, household expenses $?100
??Credit cards and other loans: $ 600
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 470094
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.2%

Starting lender yield:	33.35%	Starting borrower rate/APR:	34.35% / 38.06%	Starting monthly payment:	$336.52

Auction yield range:	13.89% - 33.35%	Estimated loss impact:	15.74%
Lender servicing fee:	1.00%	Estimated return:	17.61%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	May-1991	Debt/Income ratio:	20%
Credit score:	660-679 (Jul-2010)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	2	Current / open credit lines:	8 / 9	Length of status:	10y 5m
Amount delinquent:	$2,541	Total credit lines:	21	Occupation:	Professional
Public records last 12m / 10y:	1/ 1	Revolving credit balance:	$5,044	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	8	Bankcard utilization:	49%
		Homeownership:	Yes
Screen name:	dazzleships	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Consolidating debt / Regrouping
Purpose of loan:
To catch up on debt / Regrouping / Restarting

My financial situation:
I am a good candidate for this loan because: I am very talented professional that works in the creative profession (Branding/design)
which was hit tremendously hard. We're a luxury when times are bad. I have restructured my company (broke partnership), leaned up expenses, moved offices and we are diversifying our service into different categories rather than just one. I have made some mistakes, had an expensive partership, and simply got behind with big expenses. Need second chance to regroup and catch up.

Monthly net income: $ 8500-10000

Monthly expenses: $
??Housing: $ 2400
??Insurance: $ 150
??Car expenses: $ 600
??Utilities: $ 150
??Phone, cable, internet: $ 100
??Food, entertainment: $ 500
??Clothing, household expenses $ 250
??Credit cards and other loans: $ 500
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 470100
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,500.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.2%

Starting lender yield:	33.35%	Starting borrower rate/APR:	34.35% / 38.06%	Starting monthly payment:	$201.91

Auction yield range:	13.89% - 33.35%	Estimated loss impact:	15.74%
Lender servicing fee:	1.00%	Estimated return:	17.61%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	May-2003	Debt/Income ratio:	27%
Credit score:	660-679 (Jul-2010)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	14 / 14	Length of status:	3y 11m
Amount delinquent:	$0	Total credit lines:	25	Occupation:	Engineer - Mechanic...
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$9,713	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	84%
		Homeownership:	Yes
Screen name:	debt-free22	Borrower's state:	Alabama	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Consolidating debt!
Purpose of loan:
This loan will be used to pay off a huge chunk of all my unsecured credit card debit. Currently with these high interest rates it will take 15+ years making the minimum payments.

My financial situation:
I am a good candidate for this loan because I pay all my bills 100% on time and would do anything possible to ensure all my bills are paid. I have a great job with complete job security.

Monthly net income: $ 3,500

Monthly expenses: $ 2,600
??Housing: $ 550
??Insurance: $ 90
??Car expenses: $ 500
??Utilities: $ 150
??Phone, cable, internet: $ 60
??Food, entertainment: $ 150
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 600
??Other expenses: $ 400
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 470102
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	24.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.72%	Starting monthly payment:	$339.27

Auction yield range:	16.89% - 34.00%	Estimated loss impact:	26.01%
Lender servicing fee:	1.00%	Estimated return:	7.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	2	First credit line:	Jun-1990	Debt/Income ratio:	7%
Credit score:	680-699 (Aug-2010)	Inquiries last 6m:	7	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	14 / 13	Length of status:	22y 0m
Amount delinquent:	$0	Total credit lines:	43	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$31,132	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	80%
		Homeownership:	Yes
Screen name:	tough-p2ploan	Borrower's state:	Colorado	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Short Term Business Loan Needed Now
Purpose of loan:
My wife and I need to pay off one bill before we receive a 30 day late. We have 5 contracted jobs but our income from them will not be coming?in until the first week of September.??This bill must be paid prior to?that date.? We have never had a 30 day late.?

My financial situation:
My wife and I do not know how this website calculates credit scores but my scores with all 3 credit bureaus are in the low 700s.? I own 3 trucks, 2 building sites and a skid loader free and clear.? I have never had a 30 day late on a credit report in my life.

Monthly net income: $10-14K net personally?/ mth? and roughly 150K gross per month in my business

Monthly expenses: $ about?6000
??Housing: $ 3000
??Insurance: $ 50
??Car expenses: $ 200
??Utilities: $ 200
??Phone, cable, internet: $ 200
??Food, entertainment: $?300
??Clothing, household expenses $ 200
??Credit cards and other loans: $ 1500
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 470106
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.8%

Starting lender yield:	26.50%	Starting borrower rate/APR:	27.50% / 31.05%	Starting monthly payment:	$102.73

Auction yield range:	10.89% - 26.50%	Estimated loss impact:	11.46%
Lender servicing fee:	1.00%	Estimated return:	15.04%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Dec-1998	Debt/Income ratio:	14%
Credit score:	640-659 (Aug-2010)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	11 / 11	Length of status:	0y 1m
Amount delinquent:	$0	Total credit lines:	20	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$3,471	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	76%
		Homeownership:	No
Screen name:	focused-affluence7	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Catch Up
Purpose of loan:
This loan will be used to? Reverse my current income situation.. Let me explain, I just started a new job which is great! Only problem is, my pay dated and frequency changed from being paid every two weeks to once a month with my new pay date landing on the 30th.of each month? ? Now, under normal circumstances this would not be a problem because it?s just a matter of budgeting.. But my problem was created because I had to work 4 weeks before seeing my first paycheck which means, if I don?t find a solution that will allow me to reverse my situation and gradually pay it back over the course of 6mo to 1yr., my bills will be paid late every month? ?Please know that this poses a major problem for me because, I am never late on my bills, so I?m seeking assistance to reverse my current situation and I am hoping Prosper loan will help me do that.

My financial situation:
I am a good candidate for this loan because I am never late with my payments on any account. I have a steady income and a very secure position with a company that is in great financial standing. I am an honest person that believes in repaying any debt that I owe. My only reason for seeking this loan is because on the major change in the manner in which I get paid.

Monthly net income: $ 2900

Monthly expenses: $
??Housing: $?600
??Insurance: $ 250
??Car expenses: $ 345
??Utilities: $ 100
??Phone, cable, internet: $ 200
??Food, entertainment: $ 300
??Clothing, household expenses $ 150
??Credit cards and other loans: $ 200
??Other expenses: $ 50
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 470108
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	24.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.72%	Starting monthly payment:	$339.27

Auction yield range:	16.89% - 34.00%	Estimated loss impact:	26.01%
Lender servicing fee:	1.00%	Estimated return:	7.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	3	First credit line:	Aug-1978	Debt/Income ratio:	24%
Credit score:	720-739 (Aug-2010)	Inquiries last 6m:	2	Employment status:	Other
Now delinquent:	3	Current / open credit lines:	6 / 6	Length of status:	2y 7m
Amount delinquent:	$6,151	Total credit lines:	14	Stated income:	$25,000-$49,999
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$1,264
Delinquencies in last 7y:	17	Bankcard utilization:	18%
		Homeownership:	No
Screen name:	sensible-bill0	Borrower's state:	Mississippi	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
College Expenses for Grandaughter
Purpose of loan:

? Hello, and thank you for taking interest in my listing!I am retired from the Carpenters Union after over 35 years of service.? I have Social Security benefits, 401k, receive rental income,?and I also do some contract work and sell used vehicles on the side.??My home is completely paid for.? I own two vehicles, one is completely paid for,?and I am almost done paying the second one off.? I have three grown children and?six grandchildren.?

I am looking to get a loan to clear off some credit card debt, and to?help my grandaughter?out with her college expenses. She?will be?entering the Nursing?progam soon, and is already working two jobs to pay for her schooling.? I am dismayed to see my Prosper rating as an "HR".??I have a good credit rating and have been working ferociously to pay off all my debts and raise my credit score. ?I am in the process of disputing the deinquent accounts that are showing on my credit report. ?

My financial situation:
I am a good candidate for this loan because?

I have worked hard all my life, and take pride in taking care of my family and having good credit.

Monthly net income: $
$1500 Social Security
$750 Rental Income
401k to be used if needed.
$1000 to $1500 in part-time and contract work
(This income of course doesn't reflect income that my wife also receives)

Monthly expenses: $
??Housing: $ 0
??Insurance: $?80
??Car expenses: $ 259
??Utilities: $100?
??Phone, cable, internet: $?60

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 470112
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	24.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.72%	Starting monthly payment:	$180.94

Auction yield range:	16.89% - 34.00%	Estimated loss impact:	26.01%
Lender servicing fee:	1.00%	Estimated return:	7.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	3	First credit line:	Oct-2003	Debt/Income ratio:	13%
Credit score:	620-639 (Jul-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	2 / 2	Length of status:	5y 7m
Amount delinquent:	$0	Total credit lines:	5	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$444	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	88%
		Homeownership:	No
Screen name:	NickPGT	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	23 ( 100% )	620-639 (Latest)
Principal borrowed:	$8,000.00	< 31 days late:	0 ( 0% )	600-619 (Aug-2008) 600-619 (Jul-2008)
Principal balance:	$2,504.78	31+ days late:	0 ( 0% )
Total payments billed:	23
Description
Home Remodel (3rd Prosper Loan100%)
Purpose of loan:
This loan will be used to do a kitchen remodel for my home.?

My financial situation:
I am a good candidate for this loan because I have had two other loans with Prosper with 100% paybacks, one is still open and active and has roughly a year left on it. I currently work as a manager for a bank and have been for a little over 5 years.? I take pride in improving my credit score so my priority is ensuring that that payments are made 100% of the time. I can promise thatn here will never be any issues with my payments and they will be directly debited from my account.? My credit score number appears low due to a issue with a ex girlfriend and a credit card. The issue was resolved but some late payments were reported and have never had any since.?

Monthly net income: $ $2800.00

Monthly expenses: $
??Housing: $ 370
??Insurance: $ 75
??Car expenses: $ 211 (prosper loan w 1yr left)
??Utilities: $ 60
??Phone, cable, internet: $ 20
??Food, entertainment: $?200
??Clothing, household expenses $
??Credit cards and other loans: $ 0
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 470128
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.8%

Starting lender yield:	26.50%	Starting borrower rate/APR:	27.50% / 31.05%	Starting monthly payment:	$82.19

Auction yield range:	10.89% - 26.50%	Estimated loss impact:	11.46%
Lender servicing fee:	1.00%	Estimated return:	15.04%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Jul-1997	Debt/Income ratio:	17%
Credit score:	700-719 (Aug-2010)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	6 / 5	Length of status:	2y 1m
Amount delinquent:	$106	Total credit lines:	26	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$4,392	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	11%
		Homeownership:	No
Screen name:	orange-trade-caper	Borrower's state:	Minnesota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my LAST credit card
Purpose of loan:
This loan will be used to pay off my last remaining credit card. I have had a lot of medical expenses and weddings the past 6 months, that have led to over spending. I am not going to keep using this card.

My financial situation:
I am a good candidate for this loan because I have learned from my mistakes. I learned the hard way when I was younger, and am now looking forward to having $0 credit card debt.

Monthly net income: $ 3500

Monthly expenses: $
??Housing: $ 1200
??Insurance: $ 100
??Car expenses: $ 50
??Utilities: $ 50
??Phone, cable, internet: $ 250
??Food, entertainment: $ 100
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 800
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 470132
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.6%

Starting lender yield:	7.25%	Starting borrower rate/APR:	8.25% / 8.59%	Starting monthly payment:	$314.52

Auction yield range:	2.89% - 7.25%	Estimated loss impact:	1.55%
Lender servicing fee:	1.00%	Estimated return:	5.70%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	10	First credit line:	Jul-1997	Debt/Income ratio:	15%
Credit score:	820-839 (Aug-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	7 / 7	Length of status:	3y 9m
Amount delinquent:	$0	Total credit lines:	15	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$8,216	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	16%
		Homeownership:	Yes
Screen name:	adventurous-liberty7	Borrower's state:	Indiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Buying % of existing business
Purpose of loan:
This loan will be used to? An opportunity has presented itself for me to purchase part ownership of a very successful business in the Chicago-land area.? This business has operated with substantial profit for 7 years in a row.?I am bringing much of my own savings in as well so I definitely have a vested interest.? ?

My financial situation:
I am a good candidate for this loan because? Quite simply, I do not miss payments on anything - EVER.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 470138
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	24.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	36.00% / 39.75%	Starting monthly payment:	$343.53

Auction yield range:	16.89% - 34.00%	Estimated loss impact:	26.01%
Lender servicing fee:	1.00%	Estimated return:	7.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	3	First credit line:	Nov-1988	Debt/Income ratio:	59%
Credit score:	660-679 (Jul-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	8 / 7	Length of status:	6y 7m
Amount delinquent:	$0	Total credit lines:	28	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$146,440	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	101%
		Homeownership:	No
Screen name:	Jubraa	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Credit Card Pay Offs
Purpose of loan:?? This loan will be used to pay off my Lowes Credit Card of $2,100 with monthly payment of $135.00, a JCPennies Card of $4,100 with a monthly payment of $198.00 and a Tires Plus Card of $1,400 with a $110.00? This will impove my overall montlhy payment by $100.00 !!?

My financial situation:??? I am a good candidate for this loan because I am never late with my payments as you can see from my credit report and?have the capacity and the history to pay back large loans and credit card balances.?? Between my husband and I we both make about $150,000 and our overall D/I is around 43%.? We are obviously just over extended at this time, but we always make our payments as you can see on my credit report, we would NEVER not pay back a loan or credit card, NEVER!? I know that I see I have a 3 prosper score and a rating of HR, but that is merely due to our credit balances, which I am trying to improve.? Not due to not paying on time or not paying at all, just due to over extending ourselves.? This is why granting me a loan in this case would make sense, it would actually help my position.?

Thank you for your consideration, if you have any questions about my credit file, please email, I would be glad to answer any questions you may have about me.? Thanks.

Monthly net income: $ 3,050

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 470140
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	24.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.72%	Starting monthly payment:	$339.27

Auction yield range:	16.89% - 34.00%	Estimated loss impact:	26.01%
Lender servicing fee:	1.00%	Estimated return:	7.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	2	First credit line:	May-2003	Debt/Income ratio:	41%
Credit score:	660-679 (Aug-2010)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	10 / 9	Length of status:	9y 8m
Amount delinquent:	$0	Total credit lines:	24	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$2,627	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	5	Bankcard utilization:	95%
		Homeownership:	Yes
Screen name:	the-attentive-duty	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt Consolidation/Home Improvement
Purpose of loan:
Debt consolidation on?some high interest credit cards and a few small home improvements (Roofing and AC).

My financial situation:
Once these things are consolidated i will easily be able to make payments. I pay more then the total would be in credit cards each month so this would actually be saving money each month. I would like to come in around 25% but this is the percentage rate they recomennded for getting investors interested.

Monthly net income: $ 3000

Monthly expenses: $
??Housing: $1175.00
??Insurance: $ 200.00
??Car expenses: $?500.00
??Utilities: $ 150.00
??Phone, cable, internet: $ 100.00
??Food, entertainment: $ 200.00
??Clothing, household expenes $
??Credit cards and other loans: $ 350.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 470146
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	24.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.72%	Starting monthly payment:	$203.56

Auction yield range:	16.89% - 34.00%	Estimated loss impact:	26.01%
Lender servicing fee:	1.00%	Estimated return:	7.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	3	First credit line:	Dec-1996	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	640-659 (Jul-2010)	Inquiries last 6m:	1	Employment status:	Self-employed
Now delinquent:	0	Current / open credit lines:	1 / 1	Length of status:	11y 11m
Amount delinquent:	$0	Total credit lines:	8	Occupation:	Professional
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$80	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	4	Bankcard utilization:	16%
		Homeownership:	No
Screen name:	adaptable-commerce4	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Lower my $400 to $200 per month
Purpose of loan:
This loan will be used to? To consolidate my debt to a lower monthly payment.
My financial situation:
I am a good candidate for this loan because?? I?promise to pay off this loan on time and in full.? I have steady solid income from my home?based business as a certified medical coder and biller for physicians for?over 14 years.? My husband?has made me responsible for my own debt repayment.??This loan will?take my current debt payments totaling around $400, down to $200 per month.??My goal is to build up my credit to qualify for better interest rates and terms for credit I may need in the future.? Please help me.?

Monthly net income: $ 10,000 household, personal is around $4,000.

Monthly expenses: $ 2,997
??Housing: $ 837
??Insurance: $ 110
??Car expenses: $ 0 own title??
??Fuel: $150
? Utilities: $ 150
??Phone, cable, internet: $ 150?
??Food, entertainment: $ 1000
??Clothing, household expenses $200
??Credit cards and other loans: $ 250
??Other expenses: $ 150
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 470158
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$11,600.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.8%

Starting lender yield:	10.89%	Starting borrower rate/APR:	11.89% / 15.12%	Starting monthly payment:	$384.68

Auction yield range:	10.89% - 10.89%	Estimated loss impact:	11.03%
Lender servicing fee:	1.00%	Estimated return:	-0.14%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Aug-2001	Debt/Income ratio:	18%
Credit score:	660-679 (Aug-2010)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	7 / 5	Length of status:	0y 6m
Amount delinquent:	$0	Total credit lines:	16	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$12,932	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	67%
		Homeownership:	No
Screen name:	entertaining-loyalty754	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off credit cards
Purpose of loan:
This loan will be used to pay off my credit card debt.

My financial situation:
I am a good candidate for this loan because although I ran into some hard times last year, I am responsible and once again gainfully employed.? Although I have substantial debt, I have never been late on a payment, nor have I ever missed or?skipped?one.

Monthly net income: $ 2,300

Monthly expenses: $
??Housing: $ 800
??Insurance: $ 0
??Car expenses: $ 0
??Utilities: $ 0?(included in rent)
??Phone, cable, internet: $ 0 (included in rent)
??Food, entertainment: $ 200
??Clothing, household expenses $ 50-100
??Credit cards and other loans: $ 500
??Other expenses: $ 300-500
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 470160
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.3%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 39.15%	Starting monthly payment:	$67.85

Auction yield range:	16.89% - 34.00%	Estimated loss impact:	20.31%
Lender servicing fee:	1.00%	Estimated return:	13.69%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	May-1996	Debt/Income ratio:	18%
Credit score:	660-679 (Aug-2010)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	8 / 8	Length of status:	1y 9m
Amount delinquent:	$459	Total credit lines:	32	Occupation:	Realtor
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$3,631	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	95%
		Homeownership:	Yes
Screen name:	alexngm	Borrower's state:	California	Borrower's group:	PsychDoc's Group
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	11 ( 65% )	660-679 (Latest)
Principal borrowed:	$2,550.00	< 31 days late:	4 ( 24% )	640-659 (Oct-2009) 540-559 (Sep-2006)
Principal balance:	$0.00	31+ days late:	2 ( 12% )
Total payments billed:	17
Description
Pay off debt to boost FICO score
Purpose of loan:
I want to pay off some credit cards so I can also boost my credit score and be done with the higher rates

My financial situation:
I am a Prosper returning customer.I paid off my last loan
Monthly net income: $ 4000 approximately

Monthly expenses: $
??Housing: $ 1540
??Insurance: $ 65
??Car expenses: $ 300
??Utilities: $ 250
??Phone, cable, internet: $ 150
??Food, entertainment: $ 250
??Clothing, household expenses $
??Credit cards and other loans: $ 100
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 470176
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	24.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 23.39%	Starting monthly payment:	$278.73

Auction yield range:	16.89% - 19.00%	Estimated loss impact:	25.06%
Lender servicing fee:	1.00%	Estimated return:	-6.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	3	First credit line:	Mar-1992	Debt/Income ratio:	50%
Credit score:	660-679 (Aug-2010)	Inquiries last 6m:	4	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	11 / 10	Length of status:	1y 4m
Amount delinquent:	$0	Total credit lines:	31	Occupation:	Flight Attendant
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$7,264	Stated income:	$1-$24,999
Delinquencies in last 7y:	11	Bankcard utilization:	35%
		Homeownership:	No
Screen name:	discrete-funds	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Making a Clean Start. Please Help?
Purpose of loan:
This loan will be used to pay off existing credit card debt and make auto repairs

My financial situation:
I am a good candidate for this loan because?I have a steady income in an unstable economy, have a lower amount of debt than the average American (minus 'standard" debts such as school and car loan)

Monthly net income: $ 2000

Monthly expenses: $
??Housing: $ 0
??Insurance: $ 50
??Car expenses: $ 350
??Utilities: $ 0
??Phone, cable, internet: $ 150
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $?400
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 470186
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.8%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 28.50%	Starting monthly payment:	$596.40

Auction yield range:	10.89% - 24.00%	Estimated loss impact:	11.39%
Lender servicing fee:	1.00%	Estimated return:	12.61%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Apr-1989	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	760-779 (Jul-2010)	Inquiries last 6m:	0	Employment status:	Self-employed
Now delinquent:	0	Current / open credit lines:	12 / 10	Length of status:	2y 1m
Amount delinquent:	$0	Total credit lines:	28	Occupation:	Attorney
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$26,428	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	53%
		Homeownership:	No
Screen name:	immaculate-funds5	Borrower's state:	Tennessee	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
pay off from starting law firm
Purpose of loan:
Pay off credit card debt from starting?my own law firm.?

My financial situation:
I am a good candidate for this loan because I have a law firm that has been established for 2 years and is doing very well.? I just need to catch up from the initial investment.? The case load is great and there are multiple contingency personal injury cases expected to settle this year.? I always pay my bills on time and have good credit.?

Monthly net income: $ 6,500

Monthly expenses: $
??Housing: $ Husband pays
??Insurance: $?300
??Car expenses: $ 700?
??Utilities: $ Husband pays
??Phone, cable, internet: $ 200
??Food, entertainment: $ 300
??Clothing, household expenses $ 250
??Credit cards and other loans: $ paying 2000/month now (1000/month on personal credit cards and 1000/month on a bank loan for the initial furniture at the law firm), will?pay?1000/month to?Prosper?when loan approved?(other 1000/month will be paid off?in spring 2011 from loan I?took out for furniture at the law firm).
??Other expenses: $ 300
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 470198
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$12,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	3.5%

Starting lender yield:	10.15%	Starting borrower rate/APR:	11.15% / 13.27%	Starting monthly payment:	$393.72

Auction yield range:	3.89% - 10.15%	Estimated loss impact:	3.53%
Lender servicing fee:	1.00%	Estimated return:	6.62%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	9	First credit line:	Sep-1995	Debt/Income ratio:	17%
Credit score:	760-779 (Aug-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	12 / 12	Length of status:	3y 9m
Amount delinquent:	$0	Total credit lines:	26	Occupation:	Military Enlisted
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$8,858	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	37%
		Homeownership:	Yes
Screen name:	breathtaking-point	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off all of my credit cards
Purpose of loan:
This loan will be used to pay off my credit cards in their entirety. I am planning on starting my own business and would like to have a fixed payment loan that I can pay each month rather than having several credit card payments. I will continue?saving and investing?the remainder of my income until I have acquired the necessary capital for my future business.

My financial situation:
I am a member of the US Armed Forces which has given me the opportunity to earn a well deserved and steady paycheck that?allows me to make regular?payments on all of my financial obligations. With the requested loan amount, I?make more than adequate income to cover my loan payments without putting myself in any financial hardship. Furthermore, with my business goals in mind, it would only be prudent of me to strengthen, not weaken, my credit rating, which is always my goal.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 470206
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	24.0%

Starting lender yield:	18.00%	Starting borrower rate/APR:	19.00% / 22.37%	Starting monthly payment:	$274.92

Auction yield range:	16.89% - 18.00%	Estimated loss impact:	25.00%
Lender servicing fee:	1.00%	Estimated return:	-7.00%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	3	First credit line:	Jun-1998	Debt/Income ratio:	29%
Credit score:	700-719 (Aug-2010)	Inquiries last 6m:	5	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	17 / 16	Length of status:	6y 6m
Amount delinquent:	$0	Total credit lines:	26	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$26,152	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	83%
		Homeownership:	Yes
Screen name:	contract-hickory	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off my credit cards!!! :(
Purpose of loan:
This loan will be used to pay off some of my credit cards... I have some that have high interest rates, and with a lower rate, I know it would really help pay them off sooner.... As it is, I make my payments, but there are so many that if I just had one payment to make, it would help out a lot...

My financial situation:
I am a good candidate for this loan because I have a good history of?making my payments on time and little by little I have started to pay some of my cards off.... Because of this, and because I manage well the income that my wife and I bring in, we?have the means to provide a good living for our daughter....!?

Monthly net income: $3,400
With my wife's income:? $6,800

Monthly expenses: $
??Housing: $ 1,302
??Insurance: $ 200
??Car expenses: $ 200
??Utilities: $ 200
??Phone, cable, internet: $ 175
??Food, entertainment: $?500
??Clothing, household expenses $ 400
??Credit cards and other loans: $ 2200
??Other expenses: $ 400
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 470212
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.8%

Starting lender yield:	11.00%	Starting borrower rate/APR:	12.00% / 15.23%	Starting monthly payment:	$132.86

Auction yield range:	10.89% - 11.00%	Estimated loss impact:	11.03%
Lender servicing fee:	1.00%	Estimated return:	-0.03%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Jan-2003	Debt/Income ratio:	5%
Credit score:	680-699 (Aug-2010)	Inquiries last 6m:	5	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	4 / 4	Length of status:	0y 6m
Amount delinquent:	$0	Total credit lines:	11	Occupation:	Attorney
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$4,061	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	52%
		Homeownership:	No
Screen name:	carrier8	Borrower's state:	Nevada	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt Consolidation
Purpose of loan:
This loan will be used to pay off a high rate bank credit card.

My financial situation:
I am a good candidate for this loan because I have a full-time job and a small brokerage business that recently became profitable. In addition to $110,000 income, I earn another $2000 per month from the business. Building the business used most of my available cash and savings; I am now trying to get lower interest rates on my debt, rather than pay it off, so I can use my excess cash to save one year's expenses and a down payment on a house to provide security for myself. I have never been late or missed a payment in my life, even as a graduate student paying 3 times the rent I do now, with significantly more debt. I found a way to make sure everything was paid on time, and now that my financial situation is much better than it used to be, it will not be a problem. I would also like to start with a smaller amount so I can establish credit on Prosper to consolidate a larger credit card balance in the future.

Monthly net income: $ 7400

Monthly expenses: $
??Housing: $ 500
??Insurance: $ 100
??Car expenses: $ 0
??Utilities: $ included in rent
??Phone, cable, internet: $ included in rent
??Food, entertainment: $ 800
??Clothing, household expenses $
??Credit cards and other loans: $ 873
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 470260
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	36.6%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.72%	Starting monthly payment:	$339.27

Auction yield range:	16.89% - 34.00%	Estimated loss impact:	38.61%
Lender servicing fee:	1.00%	Estimated return:	-4.61%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	1	First credit line:	Dec-1997	Debt/Income ratio:	29%
Credit score:	640-659 (Jul-2010)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	2	Current / open credit lines:	6 / 6	Length of status:	5y 3m
Amount delinquent:	$5,524	Total credit lines:	24	Occupation:	Clerical
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$248	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	4	Bankcard utilization:	82%
		Homeownership:	Yes
Screen name:	Basca	Borrower's state:	Idaho	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	28 ( 100% )	640-659 (Latest)
Principal borrowed:	$4,000.00	< 31 days late:	0 ( 0% )	620-639 (Jun-2010) 700-719 (May-2010) 680-699 (Mar-2010) 640-659 (Feb-2010)
Principal balance:	$1,099.72	31+ days late:	0 ( 0% )
Total payments billed:	28
Description
Pls help with 2nd loan/home repair
Purpose of loan:
This loan will be used to? Second loan request. We need some home improvement. Kitchen dishwasher was leaking and ruined the underlayment, so we need that replaced, downstairs bathroom leaking around seal, needs to be dried out and stripped and new flooring. Some painting and minor repairs also needed. I would like to get it prepared for selling. My financial situation:
I am a good candidate for this loan because?? I have always? paid my immediate obligations and I am current on my present Prosper loan? and have had no late payments and have never missed one.Thanks for your consideration. The delinquencies have been resolved but still appear on your site. The 4 delinquencies in the past 4 years were for? medical co-payments of $50.00 and have been paid.
The present amount being paid out to credit cards should take care of the amount due on this payment.

Monthly net income: $ 3892

Monthly expenses: $ 3675
??Housing: $ 1700
??Insurance: $ 150
??Car expenses: $ 50
??Utilities: $ 300
??Phone, cable, internet: $ 25
??Food, entertainment: $ 300
??Clothing, household expenses $ 0
??Credit cards and other loans: $ 1150
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 431835
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	9.8%

Starting lender yield:	24.75%	Starting borrower rate/APR:	25.75% / 29.26%	Starting monthly payment:	$120.47

Auction yield range:	10.89% - 24.75%	Estimated loss impact:	10.41%
Lender servicing fee:	1.00%	Estimated return:	14.34%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Mar-1995	Debt/Income ratio:	17%
Credit score:	620-639 (Aug-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	8 / 7	Length of status:	3y 2m
Amount delinquent:	$0	Total credit lines:	36	Occupation:	Nurse (RN)
Public records last 12m / 10y:	0/ 2	Revolving credit balance:	$9,041	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	16	Bankcard utilization:	82%
		Homeownership:	Yes
Screen name:	larocita	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	23 ( 100% )	620-639 (Latest)
Principal borrowed:	$1,000.00	< 31 days late:	0 ( 0% )	620-639 (Sep-2009) 660-679 (Aug-2009) 640-659 (Aug-2008)
Principal balance:	$409.44	31+ days late:	0 ( 0% )
Total payments billed:	23
Description
Redecking the porch
Purpose of loan:
Replace decking on the porch of my house

My financial situation:
I am a good candidate for this loan because?I am well employed as a nurse.? (RN - Registered Nurse $21.50/hr, $2.80/hr evening shift,and all the overtime that I am willing to volunteer for).? I have a property management company that I started in 1997 ($850/mo net), and am a real estate investor ($1,640/mo - all housing exenses listed below are for this 4 unit building where I live in one of the units - so I essentially have very low housing costs).? I receive $800/mo in child support for my son.

I have another prosper loan with a perfect payment history.

I declared bankrupcy (2004) in order to return to school as a single mom.? I did this to "buy time" from home lenders to divest 26 units of rental property so that I could have time to sell them in a slow economy versus foreclosure when tenants started losing jobs in record numbers.? I sold the houses for my mortgage balances, not at a profit, just to have the houses not "sell short".? The lenders did not lose a penny.?

Monthly net income: $5,725

Monthly expenses: $4,230
??Housing: $618? (mortgage balance $72,000,?2009 tax appraisal $178,000) 5 bedroom, 4 bath house divided into 4 studio apts
??Insurance: $36 house
??Car expenses: $500 pymt and ins, 150 gas and maint
??Utilities: $525
??Phone, cable, internet: $150
??Food, entertainment: $500
??Clothing, household expenses $150
??Credit cards: $200
? Child care:? $435
? Student Loans:? $230?
??Other expenses: $650 misc

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 465519
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,800.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.3%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.72%	Starting monthly payment:	$217.13

Auction yield range:	16.89% - 34.00%	Estimated loss impact:	20.31%
Lender servicing fee:	1.00%	Estimated return:	13.69%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Sep-1988	Debt/Income ratio:	20%
Credit score:	640-659 (Jul-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	4	Current / open credit lines:	9 / 6	Length of status:	26y 8m
Amount delinquent:	$53,175	Total credit lines:	60	Occupation:	Postal Service
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$15,938	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	83	Bankcard utilization:	98%
		Homeownership:	Yes
Screen name:	mnman1	Borrower's state:	Minnesota	Borrower's group:	BORROWERS - LARGEST GROUP
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	22 ( 100% )	640-659 (Latest)
Principal borrowed:	$1,000.00	< 31 days late:	0 ( 0% )	640-659 (Apr-2010) 640-659 (Feb-2010) 660-679 (Jul-2009) 640-659 (Sep-2008)
Principal balance:	$0.00	31+ days late:	0 ( 0% )
Total payments billed:	22
Description
consolidating
Purpose of loan:
This loan will be used to?consolidate. ?

My financial situation:
I am a good candidate for this loan because?? I've been at my job for 27 years. I have paid all my revolving debt on time, The post divorce/mortgage related debt, I can't do anything about without cooperation from my ex.

Monthly net income: $ 4200

Monthly expenses: $
??Housing: $ 400
??Insurance: $ 120
??Car expenses: $300
??Utilities: $
??Phone, cable, internet: $ 60
??Food, entertainment: $?300
??Clothing, household expenses $ 50
??Credit cards and other loans: $?880??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 466151
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	3.5%

Starting lender yield:	10.15%	Starting borrower rate/APR:	11.15% / 13.27%	Starting monthly payment:	$262.48

Auction yield range:	3.89% - 10.15%	Estimated loss impact:	3.53%
Lender servicing fee:	1.00%	Estimated return:	6.62%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	9	First credit line:	Nov-2004	Debt/Income ratio:	9%
Credit score:	720-739 (Jul-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	3 / 3	Length of status:	2y 0m
Amount delinquent:	$0	Total credit lines:	7	Occupation:	Medical Technician
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$439	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	21%
		Homeownership:	No
Screen name:	enthusiastic-transaction4	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Moving Across the Country!
I am moving across the country to take a more lucrative job in New York City. I'm very excited, but I need some money to be able to move my things and put down the first and last months' rent and deposit down on my new apartment.

This loan will be used to pay for my flight, the packaging and shipment of my household items, and for my rent and deposit at my new apartment in New York City.

My financial situation is strong; I will be getting a 80% raise in my new job. I will use that increase in pay to pay down this loan, my student loans, and to increase my savings.

I am a good candidate for this loan because I've always paid all of my debts, and I've never been late on a payment!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 467941
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,500.00	Prosper Rating:	B	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.0%

Starting lender yield:	14.15%	Starting borrower rate/APR:	15.15% / 17.32%	Starting monthly payment:	$295.28

Auction yield range:	5.89% - 14.15%	Estimated loss impact:	6.19%
Lender servicing fee:	1.00%	Estimated return:	7.96%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Oct-1984	Debt/Income ratio:	16%
Credit score:	780-799 (Jul-2010)	Inquiries last 6m:	4	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	8 / 7	Length of status:	2y 9m
Amount delinquent:	$0	Total credit lines:	36	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$66,289	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	50%
		Homeownership:	Yes
Screen name:	profitable-pound7	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to? pay off Discover Card, American Express and renovate master bathroom.

My financial situation: I have always made payments on time
I am a good candidate for this loan because? Over the past 18 months, I have increased my yearly income by $9k and expect it to continue to rise over the next five years.

Monthly net income: $ 7980

Monthly expenses: $
??Housing: $ 2272
??Insurance: $?paid in full
??Car expenses: $389
??Utilities: $ 115
??Phone, cable, internet: $ 172
??Food, entertainment: $200
??Clothing, household expenses $?250
??Credit cards and other loans: $ 200
??Other expenses: $ 2029-rental property mortgage
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 467995
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.3%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 39.15%	Starting monthly payment:	$67.85

Auction yield range:	16.89% - 34.00%	Estimated loss impact:	20.31%
Lender servicing fee:	1.00%	Estimated return:	13.69%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	May-2009	Debt/Income ratio:	11%
Credit score:	640-659 (Jul-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	1 / 1	Length of status:	0y 1m
Amount delinquent:	$0	Total credit lines:	2	Occupation:	Food Service
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$519	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Bankcard utilization:	74%
		Homeownership:	No
Screen name:	top-gold-comet	Borrower's state:	Wisconsin	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying rent and credit card
This loan will be used to help me pay off two months of my rent and the rest of my credit card. It will just be easier for me to concentrate on paying for one thing at this moment so I have a few less worries in the long run. I am a good candidate for this loan because i will be able to make the payments easily now that i will be working full time again. i would be able to handle paying for everything but since i just started working i also need money for gas, food, and social life. I feel that I do qualify for this loan substantially and I am a trusting candidate, thank you for you're time.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 469807
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$9,000.00	Prosper Rating:	B	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.0%

Starting lender yield:	7.00%	Starting borrower rate/APR:	8.00% / 10.08%	Starting monthly payment:	$282.03

Auction yield range:	5.89% - 7.00%	Estimated loss impact:	6.05%
Lender servicing fee:	1.00%	Estimated return:	0.95%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	9	First credit line:	Apr-1988	Debt/Income ratio:	12%
Credit score:	700-719 (Aug-2010)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	7 / 7	Length of status:	2y 8m
Amount delinquent:	$0	Total credit lines:	15	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$9,826	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	46%
		Homeownership:	No
Screen name:	durability-bath	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Increase Net Worth
Purpose of loan:
This loan will be used to pay off credit cards and increase my savings.

My financial situation:
I am a good candidate for this loan because I recently funded a land investment here in California.
I earn a consistant 10k per month

Monthly net income: $ 6000.00

Monthly expenses: $
??Housing: $ 1295.00
??Insurance: $ 130.00
??Car expenses: $ 491.00
??Utilities: $ 50.00
??Phone, cable, internet: $ 200.00
??Food, entertainment: $ 500.00
??Clothing, household expenses $ 200.00
??Credit cards and other loans: $ 300.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 469859
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.8%

Starting lender yield:	26.50%	Starting borrower rate/APR:	27.50% / 31.05%	Starting monthly payment:	$164.38

Auction yield range:	10.89% - 26.50%	Estimated loss impact:	11.46%
Lender servicing fee:	1.00%	Estimated return:	15.04%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Feb-1997	Debt/Income ratio:	Not calculated
Credit score:	760-779 (Aug-2010)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	7 / 7	Length of status:	7y 6m
Amount delinquent:	$0	Total credit lines:	16	Occupation:	Civil Service
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$3,226	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	23%
		Homeownership:	Yes
Screen name:	creative-repayment1	Borrower's state:	Alabama	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
My loan for debt consolidation
Purpose of loan:
This loan will be used to?pay off my school loans.

My financial situation:
I am a good candidate for this loan because? I will repay the loan.

Monthly net income: $ 2500.00

Monthly expenses: $
??Housing: $ 0.00
??Insurance: $ 131.00
??Car expenses: $ 345.00
??Utilities: $ 260.00
??Phone, cable, internet: $ 100.00
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $ 350.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 469873
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.3%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.72%	Starting monthly payment:	$339.27

Auction yield range:	16.89% - 34.00%	Estimated loss impact:	20.31%
Lender servicing fee:	1.00%	Estimated return:	13.69%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Apr-1990	Debt/Income ratio:	28%
Credit score:	640-659 (Aug-2010)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	4 / 4	Length of status:	6y 1m
Amount delinquent:	$0	Total credit lines:	14	Occupation:	Student - College G...
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$17,095	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	99%
		Homeownership:	No
Screen name:	diversification-formula	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Career Start and Job Relocation
Purpose of loan:
This loan will be used to cover expenses to move my family to a new job location. I have recently graduated with a PhD in Medical Physics from the University of Florida and require these funds to pay for moving expenses and secure an apartment in the new location. I have multiple job opportunities that are all located out of state.

My financial situation:
I am a good candidate for this loan because as a Medical Physicist my starting annual salary will be in the range of $80,000.00-$100,000.00.

Monthly net income: $ 3,098.00

Monthly expenses: $ 2,242.00
??Housing: $ 825.00
??Insurance: $ 227.00
??Car expenses: $ 150.00
??Utilities: $ 220.00
??Phone, cable, internet: $ 145.00
??Food, entertainment: $ 400.00
??Clothing, household expenses $ 100.00
??Credit cards and other loans: $ 175.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 469965
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	9.8%

Starting lender yield:	24.75%	Starting borrower rate/APR:	25.75% / 29.26%	Starting monthly payment:	$120.47

Auction yield range:	10.89% - 24.75%	Estimated loss impact:	10.41%
Lender servicing fee:	1.00%	Estimated return:	14.34%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Aug-2003	Debt/Income ratio:	5%
Credit score:	660-679 (Aug-2010)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	1 / 1	Length of status:	4y 3m
Amount delinquent:	$0	Total credit lines:	13	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$9	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	13	Bankcard utilization:	1%
		Homeownership:	No
Screen name:	bmtuser	Borrower's state:	NewMexico	Borrower's group:	BORROWERS - LARGEST GROUP
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 2	On-time:	42 ( 100% )	660-679 (Latest)
Principal borrowed:	$5,501.00	< 31 days late:	0 ( 0% )	660-679 (Apr-2010) 520-539 (Jan-2008) 520-539 (Nov-2007) 540-559 (Jan-2007)
Principal balance:	$0.00	31+ days late:	0 ( 0% )
Total payments billed:	42
Description
IT Certifications / Building Credit
ABOUT ME: I am 25 years old. I have been with my current employer for four years. I have paidoff two previous Prosper loans without any late payments. I have a secured credit card with a $500 limit and am trying to rebuild my credit slowly. I use this card to pay bills just so I have utilization but pay it off in the same month.

EXPLANATION OF BAD CREDIT: I have always been responsible with my finances, but 6 years ago my credit score slipped to E after I was in Hurricane Rita in Texas and I had to use all of my money to move to New Mexico and start a new life. Things have improved since I got my job at the college and my salary has come to a steady figure. I'm asking for a chance to prove myself again and get my credit score back up to where it should be. My two previous Propser loans were paid in full with no late payments. If you bid on my listing I promise that I will not let you down. Making my payments on time will remain my very TOP priority each month, I sincerely promise you that and as you can see from my financial details, I have the money to do it. This loan will be used to pay for IT certifications/classes that I need to further my career. No bank will give me a second chance and that is why I am trying to build my credit back with Prosper.

WHAT I WILL DO WITH THE MONEY LOANED TO ME: $3000 will be used to pay for certifications/classes needed to enhance my career.

HERE ARE MY MONTHLY FINANCIAL DETAILS: My finances have changed since my last listing. My brother moved in and is splitting the bills with me so that is why the bills are lower. Also, my insurance dropped after I turned 25.
Net income after payroll deductions from all sources: $ 1800
Mortgage/Rent:$ 150
Phone:$ 100
Gas: $ 50
Car Loan: $ 400
Food: $ 100
Car Insurance: $ 75
Cable/Internet: $ 50
Clothing, and misc.: $ 50
Credit cards and loans that won't be paid off with my Prosper loan: $ 0
-----------------------
Total Monthly Expenses : $ 975 I will have $825 left to make the payments on my Prosper loans.

CLOSING REMARKS TO LENDERS: As you can see, I am in a place where with just a bit of help to rebuild my credit I can prove that I am financially stable and a worthy borrower. Also, with your help I will further my career and put myself in a better position for a higher salary or new position. Thanks for your time!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 470007
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.3%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.72%	Starting monthly payment:	$339.27

Auction yield range:	16.89% - 34.00%	Estimated loss impact:	20.31%
Lender servicing fee:	1.00%	Estimated return:	13.69%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Jun-1985	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	780-799 (Aug-2010)	Inquiries last 6m:	2	Employment status:	Self-employed
Now delinquent:	0	Current / open credit lines:	22 / 21	Length of status:	7y 10m
Amount delinquent:	$0	Total credit lines:	67	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$52,962	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	46%
		Homeownership:	Yes
Screen name:	thankful-pound4	Borrower's state:	Minnesota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paydown Card Balances
Purpose of loan:
This loan will be used to?
Pay down credit card balances and consolidate smaller balance cards. ????
My financial situation:
I am a good candidate for this loan because?
I own a stable business that is always in demand, and have had significant growth the last two years in spite of the economy.? I have significantly improved the net income by increasing service offerings and extending hours.? ?
Monthly net income: $
8466 including my spouse and an average annual net income from my business. ????
Monthly expenses: $
??Housing: $ 2115
??Insurance: $ 750 ???
??Car expenses: $ 873
??Utilities: $ 275
??Phone, cable, internet: $ 134
??Food, entertainment: $ 760
??Clothing, household expenses $ 480
??Credit cards and other loans: $ 2311
??Other expenses: $ 250
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 470015
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.8%

Starting lender yield:	26.50%	Starting borrower rate/APR:	27.50% / 31.46%	Starting monthly payment:	$61.64

Auction yield range:	10.89% - 26.50%	Estimated loss impact:	11.46%
Lender servicing fee:	1.00%	Estimated return:	15.04%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Sep-1989	Debt/Income ratio:	7%
Credit score:	660-679 (Aug-2010)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	3 / 3	Length of status:	1y 0m
Amount delinquent:	$0	Total credit lines:	20	Occupation:	Professional
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$5,471	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	1	Bankcard utilization:	97%
		Homeownership:	No
Screen name:	compassionate-contract2	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
debt consolidation + entrepreneur
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because? I am a responsible and hard working individual who was laid off last year and has been working part time jobs since.? I started my own business a few months ago and I am pursuing entrepreneurial interests.? You could be helping out the next Warren Buffet!? ha ha

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 470033
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.8%

Starting lender yield:	26.50%	Starting borrower rate/APR:	27.50% / 31.05%	Starting monthly payment:	$184.92

Auction yield range:	10.89% - 26.50%	Estimated loss impact:	11.46%
Lender servicing fee:	1.00%	Estimated return:	15.04%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Jan-1996	Debt/Income ratio:	19%
Credit score:	680-699 (Aug-2010)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	5 / 3	Length of status:	7y 1m
Amount delinquent:	$0	Total credit lines:	18	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$910	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	1	Bankcard utilization:	8%
		Homeownership:	No
Screen name:	ingenious-moola0	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off credit cards car repairs
Purpose of loan:
This loan will be used to?
pay off credit cards, car repairs
My financial situation:
I am a good candidate for this loan because?
I have been employed with same company for seven years, pay my bills, my goal is to be debt free, I?have?lived in same apartment complex for 3 years.? I am stable, dependable
Monthly net income: $
$2,200 month or more, get overtime, hours vary between 2 to 10 per week
Monthly expenses: $ Housing $700/month, $67/mon car insurance, car expenses $50, utilities $65/mon, $128 phone/cable/internet/ food approx $150/mon, credit cards approx $400 mon
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 470039
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$9,999.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	3.5%

Starting lender yield:	10.15%	Starting borrower rate/APR:	11.15% / 13.27%	Starting monthly payment:	$328.07

Auction yield range:	3.89% - 10.15%	Estimated loss impact:	3.53%
Lender servicing fee:	1.00%	Estimated return:	6.62%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	9	First credit line:	Oct-1995	Debt/Income ratio:	16%
Credit score:	820-839 (Jul-2010)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	10 / 10	Length of status:	2y 5m
Amount delinquent:	$0	Total credit lines:	26	Occupation:	Executive
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$23,299	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	43%
		Homeownership:	Yes
Screen name:	ThinkAbroad	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Loan to expand home therapy company
Use of Funds:
This $9,999 loan will be used to cover expenses associated with the expansion of the company including funding marketing initiatives, buying new equipment, and, most importantly, hiring an additional physical therapist.

My Home Therapy Company:
Ayuda Rehab and Wellness, Inc (Ayuda) is a Chicago-based contract homecare therapy company that provides licensed physical, occupational and speech therapists to home health agencies. Our team of therapists provide skilled therapy services to those who are too sick or injured to leave their home. We are growing rapidly and are in the process of hiring one additional full-time physical therapist to meet the demand of our patient-referring, agency partners. We have been in business for over three years and started as a limited liability company (Ayuda Rehabilitation, LLC). This year, we changed our legal structure to an S-Corp to meet the company's needs and professional goals.

Current Financial Income and Expenses:
Monthly net income: $7240
Monthly expenses: ??Mortgage and Taxes: $1,525 ??Insurance: $315 ??Gas: $175 ??Utilities: $225 ??Phone, cable, internet: $210 ??Groceries, meals, clothes: $425 ??Credit card: $350 ??Child care: $300 Misc expenses: $350 Total expenses: $3875

Current Credit Card Debt:
I have personally invested over $70,000 into this company. We have a company car (Smart Car); 8 laptop computers, an online medical documentation system, as well as other business-related items. Three months ago, I took out a business loan from Citibank for $24,000 to consolidate debt, buy equipment, use as operating funds and hire a full-time physical therapist. I currently owe $22,298.56 on this loan and took advantage of an amazingly low interest rate of 0%, which ends in October of 2012. I plan to pay this off before the 0% interest rate changes. The monthly payments for this loan, which is my only outstanding personal loan, is $350/month.

Why I am an excellent candidate for this loan:
I have never missed a payment or been late; I own a home; I have a solid savings; I have excellent credit score; the business has a gross profit margin of 30% and we are growing; I am a Prosper investor; and am married with two children. Also, I keep my expenses low and am able to save each month, which will enable me to payback this loan every month.

Thank you for reviewing and considering my request for a Prosper loan.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 470041
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$11,000.00	Prosper Rating:	B	Auction Duration:	7 days
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	12.65%	Starting borrower rate/APR:	13.65% / 15.80%	Starting monthly payment:	$374.09

Auction yield range:	5.89% - 12.65%	Estimated loss impact:	5.16%
Lender servicing fee:	1.00%	Estimated return:	7.49%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	May-1984	Debt/Income ratio:	21%
Credit score:	720-739 (Aug-2010)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	19 / 19	Length of status:	12y 11m
Amount delinquent:	$0	Total credit lines:	31	Occupation:	Analyst
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$30,003	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	40%
		Homeownership:	No
Screen name:	blue-deal-position	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 2	On-time:	13 ( 100% )	720-739 (Latest)
Principal borrowed:	$8,100.00	< 31 days late:	0 ( 0% )	720-739 (May-2010) 740-759 (Jul-2009)
Principal balance:	$0.00	31+ days late:	0 ( 0% )
Total payments billed:	13
Description
Upgrade siding, paint, electrical..
Purpose of loan:
This loan will be used to upgrade the exterior of my home that I have been living in since 1997.? I am replacing all of the masonite siding with Hardiplank, upgrading the electrical service and moving the panel inside my house, sprucing up the porch railings, and repainting.? The overall project all includes replacing all of the old windows with low-e glass windows for which I will receive a $450 rebate from local electric power company and the eligible IRS tax credits.
My financial situation:
I am a good candidate for this loan because I already have a pretty decent track record on this site.? My first loan was refinanced at a lower rate in May.? At that time I had not completed my planning for this project so I have just paid off that loan from my reserve funds and am asking for this loan to help me complete this project.? Once this outside project is completed I will move onto cosmetic improvements inside.My ultimate plan will be to have house re-appraised when all work is completed so I can refinance the house with a shorter repayment term.Currently this house is financed through my credit union at 4.75% interest (2yr ARM)
I have been employed with the state of North Carolina since 1997.??Monthly net income: $ $7600
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 470043
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.6%

Starting lender yield:	20.00%	Starting borrower rate/APR:	21.00% / 21.37%	Starting monthly payment:	$941.88

Auction yield range:	2.89% - 20.00%	Estimated loss impact:	1.59%
Lender servicing fee:	1.00%	Estimated return:	18.41%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	10	First credit line:	Jul-1988	Debt/Income ratio:	15%
Credit score:	760-779 (Aug-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	13 / 11	Length of status:	10y 3m
Amount delinquent:	$0	Total credit lines:	59	Occupation:	Military Officer
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$33,188	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	57%
		Homeownership:	Yes
Screen name:	nuts4realestate	Borrower's state:	Indiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Fourplex Acquisition
Purpose of loan:
This loan will be used to acquire a four unit apartment property.? Acquisition and renovation of a four unit apartment building in Indianapolis that is currently vacant and requires light renovation and upgraded mechanical systems (separation of utilities). The acquisition cost will be approximately $39,000 with renovation costs estimated at $30,000.
Once the property is fully leased, which should be well within five months after purchase, the owner will seek a refinance loan of no more than 60% LTV, or just enough refinance proceeds to retire the short-term financing.? A second and no less viable option is to offer the project for sale upon full occupancy. A potential market value of over $130,000 provides enormous equity in the property and the opportunity to sell.

My financial situation:
I am a good candidate for this loan because I have a great real estate deal, I have lots of experience buying real estate properties and fixing them up and refinancing them, I have a good credit score, and I'm employed full-time in the military.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 470055
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.2%

Starting lender yield:	33.35%	Starting borrower rate/APR:	34.35% / 38.06%	Starting monthly payment:	$336.52

Auction yield range:	13.89% - 33.35%	Estimated loss impact:	15.74%
Lender servicing fee:	1.00%	Estimated return:	17.61%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Sep-1996	Debt/Income ratio:	22%
Credit score:	660-679 (Jul-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	11 / 10	Length of status:	7y 7m
Amount delinquent:	$0	Total credit lines:	25	Occupation:	Professional
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$17,717	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	10	Bankcard utilization:	96%
		Homeownership:	Yes
Screen name:	youthful-worth1	Borrower's state:	Indiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Need cashflow to finish project
Purpose of loan:
This loan will be used to pay employees while we complete our current project, remodeling Wendy's restaurants.?Established client?has always paid invoices upon receipt. Project has two weeks left before I can invoice. I spent the entire year last year working out of state, away from my family. By securing this remodeling project I was able to return home. This loan will enable me to pay my crew to keep them?working to complete this remodel. The funds from the final invoice will enable me to continue working which will keep my home with my family. I appreciate your bid!

My financial situation:
I am a good candidate for this loan because I am growing my business so that I can stay home with my family. I do not want to have to find work in another state. I will not?jeopardize my success by defaulting on a loan.

Monthly net income: $ 7500

Monthly expenses: $?4837
??Housing: $ 1527
??Insurance: $ 120
??Car expenses: $ 740
??Utilities: $ 200
??Phone, cable, internet: $ 200
??Food, entertainment: $ 750
??Clothing, household expenses $ 200
??Credit cards and other loans: $ 600
??Other expenses: $ 500
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 470057
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,700.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.8%

Starting lender yield:	16.00%	Starting borrower rate/APR:	17.00% / 20.33%	Starting monthly payment:	$167.57

Auction yield range:	10.89% - 16.00%	Estimated loss impact:	11.17%
Lender servicing fee:	1.00%	Estimated return:	4.83%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Dec-1979	Debt/Income ratio:	17%
Credit score:	760-779 (Jul-2010)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	7 / 6	Length of status:	9y 4m
Amount delinquent:	$0	Total credit lines:	27	Occupation:	Pilot - Private/Com...
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$8,456	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	46%
		Homeownership:	Yes
Screen name:	blue-clean-payout	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Working hard to pay down debt.
Purpose of loan:
This loan will be used to pay off?one HSBC loan.

My financial situation:
I am a good candidate for this loan because I have a secure job, with a business on the side helping older adults maintain their independence.
Monthly net income: $

Monthly expenses: $
??Housing:?
??Insurance: $
??Car expenses:?
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 470061
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.8%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 23.39%	Starting monthly payment:	$278.73

Auction yield range:	10.89% - 19.00%	Estimated loss impact:	11.25%
Lender servicing fee:	1.00%	Estimated return:	7.75%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Dec-1988	Debt/Income ratio:	7%
Credit score:	660-679 (Aug-2010)	Inquiries last 6m:	4	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	8 / 4	Length of status:	2y 3m
Amount delinquent:	$0	Total credit lines:	43	Occupation:	Engineer - Electric...
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$8,506	Stated income:	$100,000+
Delinquencies in last 7y:	10	Bankcard utilization:	96%
		Homeownership:	No
Screen name:	value-sculpture	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying for surgery & credit cards
My company provides me with a vehicle, cell phone, and laptop so I have no car payments/car/insurance or cell phone bills. I need to pay off medical bills from a surgery that I had last year where the doctor expected to have me under for 1 hour and because of complications, i was under for 6 hours. The anesthesia bill was a lot more than I expected even though I have company insurance, I have to pay 20%. I also would like ONE place to pay for my credit card bills rather than 4 or 5 so I will use this loan to consolidate bills. I have been a Sr. Engineer in the Power industry for nearly 20 years working with industrial batteries and generators. I am in a VERY stable industry. My past credit problems (5 years ago) were a result of a poor investment in a restaurant that failed. My monthly rental payment is easy for me to make so no problems there. Thank you for considering me for a loan!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 470063
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	9.8%

Starting lender yield:	24.75%	Starting borrower rate/APR:	25.75% / 29.26%	Starting monthly payment:	$140.55

Auction yield range:	10.89% - 24.75%	Estimated loss impact:	10.41%
Lender servicing fee:	1.00%	Estimated return:	14.34%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	May-1997	Debt/Income ratio:	41%
Credit score:	720-739 (Aug-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	6 / 5	Length of status:	3y 3m
Amount delinquent:	$0	Total credit lines:	13	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$884	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Bankcard utilization:	14%
		Homeownership:	Yes
Screen name:	Alonso1	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	12 ( 86% )	720-739 (Latest)
Principal borrowed:	$12,000.00	< 31 days late:	2 ( 14% )	640-659 (Feb-2010) 620-639 (Aug-2009) 740-759 (May-2008)
Principal balance:	$0.02	31+ days late:	0 ( 0% )
Total payments billed:	14
Description
Final Education Loan
Purpose of loan:
This loan will be used to pay for my sons student teaching classes.

My financial situation:
I am a good candidate for this loan because I dont have any big payments to make. Most of the things under my credit are being payed by my three sons. If this loan is accepted, my son and me will be paying it together.

Monthly net income: $
My monthly income is about $1900 dlls and my sons is about $1800

Monthly expenses: $
??Housing: $ 0
??Insurance: $ 45
??Car expenses: $?0
??Utilities: $ 150
??Phone, cable, internet: $ 150
??Food, entertainment: $?600
??Clothing, household expenses $ 200
??Credit cards and other loans: $ 50
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 470073
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	3.5%

Starting lender yield:	10.15%	Starting borrower rate/APR:	11.15% / 13.27%	Starting monthly payment:	$328.10

Auction yield range:	3.89% - 10.15%	Estimated loss impact:	3.53%
Lender servicing fee:	1.00%	Estimated return:	6.62%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	9	First credit line:	Nov-1990	Debt/Income ratio:	Not calculated
Credit score:	740-759 (Jul-2010)	Inquiries last 6m:	0	Employment status:	Not employed
Now delinquent:	0	Current / open credit lines:	9 / 8	Length of status:	0y 4m
Amount delinquent:	$0	Total credit lines:	22	Stated income:	Not employed
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$31,333
Delinquencies in last 7y:	0	Bankcard utilization:	47%
		Homeownership:	No
Screen name:	New-Doorz-Open	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Credit Card Consolidation
Purpose of loan:
This loan will be used to pay off an existing credit card that had been on a special?2.9% balance transfer?rate, which recently expired.??In addition, it will pay off another?card that the?bank just refuses to work with me to lower the interest?rate, is spite of my payment history.??Due to recent banking issues and unexpected unemployment?I prefer not to have to?pay the?extremely high rate they are?now charging.?I would much rather pay interest to people who?are willing to help their peers and earn more than what banks are offering.

My financial situation:
I am a good candidate for this loan because I have never been late on any bills, loans, or rent. I have good to excellant credit scores, I had a prior listing which showed a?D rating,?and even though?my income is not great right now, my history and credit scores more than show I am?responsible?to my obligations.??Yes,?I am unemployed right now. I am receiving benefits and also have additional income through other investments and alimony/ child support. I have also been a lender in the past.? I am confident I will be re-employed soon and I would be a low risk and a great investment for those who are looking for such.??Thank you in advance.

Monthly net income: $ 2400.00

Monthly expenses: $?2318.00
??Housing: $ 975.00
??Insurance: $?100.00
??Car expenses: $ 50.00
??Utilities: $ 148.00
??Phone, cable, internet: $ 105.00
??Food, entertainment: $ 200.00
??Clothing, household expenses $ 100.00
??Credit cards and other loans: $ 500.00?
??Other expenses: $ 100.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 470079
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	9.8%

Starting lender yield:	13.00%	Starting borrower rate/APR:	14.00% / 17.27%	Starting monthly payment:	$205.07

Auction yield range:	10.89% - 13.00%	Estimated loss impact:	10.08%
Lender servicing fee:	1.00%	Estimated return:	2.92%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Jan-1999	Debt/Income ratio:	6%
Credit score:	600-619 (Aug-2010)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	2	Current / open credit lines:	3 / 2	Length of status:	11y 3m
Amount delinquent:	$3,531	Total credit lines:	24	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$6	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	27	Bankcard utilization:	2%
		Homeownership:	Yes
Screen name:	vandyke22003	Borrower's state:	Illinois	Borrower's group:	440+ Supporting Lenders. Get FUNDED @ LOWER % than ANY group
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	21 ( 78% )	600-619 (Latest)
Principal borrowed:	$5,200.00	< 31 days late:	3 ( 11% )	560-579 (Oct-2008) 560-579 (Jan-2008) 520-539 (Apr-2007) 520-539 (Mar-2007)
Principal balance:	$0.04	31+ days late:	3 ( 11% )
Total payments billed:	27
Description
My 2 loan
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 470085
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.6%

Starting lender yield:	7.25%	Starting borrower rate/APR:	9.25% / 9.59%	Starting monthly payment:	$478.74

Auction yield range:	2.89% - 7.25%	Estimated loss impact:	1.55%
Lender servicing fee:	1.00%	Estimated return:	5.70%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	10	First credit line:	Feb-1985	Debt/Income ratio:	12%
Credit score:	820-839 (Aug-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	4 / 4	Length of status:	2y 2m
Amount delinquent:	$0	Total credit lines:	12	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$1,368	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	4%
		Homeownership:	Yes
Screen name:	shrewd-peace2	Borrower's state:	Tennessee	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
I'm finally getting married?
Purpose of loan:
This loan will be used to?I am going to be gettng married and?this money will be?used for wedding?expenses and will help with the?honeymoon expense.? I know the bride is supposed to take care of the wedding and my parents are seniors and not capable.? I would be grateful for your ?help for my main event... I just hate to put things on my credit card.. The interest would really cause me stress.? You guys are great!? Thank you so much.
My financial situation:
I am a good candidate for this loan because?I have a full time position as a profession and my job is steady and predictable.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 470091
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,200.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.3%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.72%	Starting monthly payment:	$189.99

Auction yield range:	16.89% - 34.00%	Estimated loss impact:	20.31%
Lender servicing fee:	1.00%	Estimated return:	13.69%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Oct-1997	Debt/Income ratio:	29%
Credit score:	600-619 (Aug-2010)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	2	Current / open credit lines:	9 / 9	Length of status:	9y 0m
Amount delinquent:	$1,650	Total credit lines:	49	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$3,430	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	11	Bankcard utilization:	53%
		Homeownership:	Yes
Screen name:	trailrider10	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 2	On-time:	10 ( 67% )	600-619 (Latest)
Principal borrowed:	$7,500.00	< 31 days late:	1 ( 7% )	600-619 (Jan-2008) 560-579 (Jun-2007) 560-579 (May-2007) 560-579 (May-2007)
Principal balance:	$0.02	31+ days late:	4 ( 27% )
Total payments billed:	15
Description
3rd Prspr Loan...9 yrs w/ Employer
I am using this loan to pay off CashCall @ a lower interest rate.

My financial situation:
I am getting back on my feet financially after a bad?Real Estate?partnership venture. We bought high, then the market turned and we had to sell low! I have had 2 loans with Prosper and paid them both?back within a year. I do not understand why my credit profile shows 2 delinquencies. I am going to get my?credit report and see....creating this listing is the first I have heard of this.
..
Monthly net income: $ 4190.00

Monthly expenses: $ 2,594
??Housing: $ 740
??Insurance: $ 112
??Car expenses: $445.66
??Utilities: $ 106
??Phone, cable, internet: $ 165
??Food, entertainment: $ 425

??Credit cards and other loans: $ 600
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 470093
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.2%

Starting lender yield:	33.35%	Starting borrower rate/APR:	34.35% / 38.06%	Starting monthly payment:	$336.52

Auction yield range:	13.89% - 33.35%	Estimated loss impact:	15.74%
Lender servicing fee:	1.00%	Estimated return:	17.61%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Feb-2001	Debt/Income ratio:	54%
Credit score:	680-699 (Jul-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	9 / 9	Length of status:	0y 0m
Amount delinquent:	$0	Total credit lines:	18	Occupation:	Waiter/Waitress
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$22,268	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	83%
		Homeownership:	No
Screen name:	orange-bonus-boss	Borrower's state:	Louisiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay debts and form business
Purpose of loan:
This loan will be used to?
Payoff some debts and use proceeds for small business formation. I have the opportunity to start my own insurance and brokerage agency and these funds will help provide revenue to drive down some credit card debt and be able to generate lead sourcing.
My financial situation:
I am a good candidate for this loan because?
My credit character is great, no delinquencies. I understand the importance of a good credit score and I have proven that I can repay the debt. The proceeds from this loan will provide the necessary funding to get my business off the ground and assist in driving down the debts.
Monthly net income: $
26,667
Monthly expenses: $
??Housing: $ 0.00
??Insurance: $ 281.00
??Car expenses: $ 76
??Utilities: $ 0.00
??Phone, cable, internet: $ 0.00
??Food, entertainment: $ 0.00
??Clothing, household expenses $ 0.00
??Credit cards and other loans: $ 957
??Other expenses: $ 0.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 470099
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	B	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.0%

Starting lender yield:	14.15%	Starting borrower rate/APR:	15.15% / 17.32%	Starting monthly payment:	$173.69

Auction yield range:	5.89% - 14.15%	Estimated loss impact:	6.19%
Lender servicing fee:	1.00%	Estimated return:	7.96%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	May-1996	Debt/Income ratio:	Not calculated
Credit score:	780-799 (Aug-2010)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	3 / 3	Length of status:	7y 2m
Amount delinquent:	$0	Total credit lines:	21	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$1,831	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Bankcard utilization:	4%
		Homeownership:	No
Screen name:	best-cash-matrix	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying down summer expenses
Purpose of loan:
This loan will be used to help with moving away from my parents to another apartment nearby.

My financial situation is solid because I have job security.
I am a good candidate for this loan because my credit score speaks for itself. Always pay on time.

Monthly net income: $ Can vary based on overtime hours.

Monthly expenses:
??Housing: $400
??Insurance: $25
??Car expenses: $0
??Utilities: $0
??Phone, cable, internet: $60
??Food, entertainment: $varies
??Clothing, household expenses $0
??Credit cards and other loans: $usually pay in full each month.
??Other expenses: $varies
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 470103
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.3%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.72%	Starting monthly payment:	$158.33

Auction yield range:	16.89% - 34.00%	Estimated loss impact:	20.31%
Lender servicing fee:	1.00%	Estimated return:	13.69%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Jun-1984	Debt/Income ratio:	10%
Credit score:	640-659 (Aug-2010)	Inquiries last 6m:	3	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	5 / 4	Length of status:	3y 1m
Amount delinquent:	$0	Total credit lines:	44	Occupation:	Professional
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$3,482	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	5	Bankcard utilization:	96%
		Homeownership:	No
Screen name:	Fenway1963	Borrower's state:	Florida	Borrower's group:	Have Money - Will Bid
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my Debt & Moving Forward
I would like to have the opportunity to pay off my payday loans and credit cards and live within a strict budget that?I have developed. I work hard and I enjoy and appreciate my life.? I am a good candidate for this loan because I have made many positive strides in trying to recover from some past mistakes and pay my bills on time.

Monthly net income: $ $3,650.00

Thank you for you consideration.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 470111
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.2%

Starting lender yield:	33.35%	Starting borrower rate/APR:	34.35% / 40.68%	Starting monthly payment:	$44.87

Auction yield range:	13.89% - 33.35%	Estimated loss impact:	15.74%
Lender servicing fee:	1.00%	Estimated return:	17.61%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Mar-1982	Debt/Income ratio:	10%
Credit score:	680-699 (Aug-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	7	Current / open credit lines:	4 / 3	Length of status:	3y 11m
Amount delinquent:	$8,466	Total credit lines:	31	Occupation:	Nurse (RN)
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$5,994	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	26	Bankcard utilization:	84%
		Homeownership:	Yes
Screen name:	tidesachangin	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	32 ( 100% )	680-699 (Latest)
Principal borrowed:	$1,000.00	< 31 days late:	0 ( 0% )	560-579 (Feb-2008) 640-659 (May-2007)
Principal balance:	$0.03	31+ days late:	0 ( 0% )
Total payments billed:	32
Description
Paying off an good friend
Purpose of loan:
This loan will be used to?
pay an old debt to a friend.
My financial situation:
I am a good candidate for this loan because?
this is my second prosper loan, and the first was paid full.
Monthly net income: $ 4100

Monthly expenses: $
??Housing: $ 700
??Insurance: $ 50
??Car expenses: $ 0
??Utilities: $ 150
??Phone, cable, internet: $ 100
??Food, entertainment: $ 200
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 500
??Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 470123
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,200.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	24.0%

Starting lender yield:	20.00%	Starting borrower rate/APR:	21.00% / 24.41%	Starting monthly payment:	$195.91

Auction yield range:	16.89% - 20.00%	Estimated loss impact:	25.13%
Lender servicing fee:	1.00%	Estimated return:	-5.13%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	3	First credit line:	Oct-1999	Debt/Income ratio:	16%
Credit score:	640-659 (Jul-2010)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	8 / 7	Length of status:	1y 10m
Amount delinquent:	$0	Total credit lines:	10	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$4,372	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	98%
		Homeownership:	No
Screen name:	soulful-bazaar	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Credit Card Payoff
Purpose of loan:
This loan will be used to pay off credit cards and get my life back in order. I am a 25 year old college student who got caught in the credit card journey. I have?seven credit cards; five?that need to be paid off and two that are open yet inactive.?I also have a student loan that I am paying off.?

I am currently working and making an hourly salary. I got these?five credit cards to help out my parents as they were in the process of selling their house and unemployed. They are still working to sell their house and still unemployed. I am paying the minimum payments on these cards, but it is not helping much and would like to pay them off so that my credit score returns to where it was before I got into this situation.

My Financial Situation:?I am a good candidate for this loan because I have never been late on my credit cards and can be counted on to never be late on a Prosper payment.

Monthly net income: $ 1650

Car expenses: $ 100.00
Insurance (Health/Dental): $ 125.00
Utilities: $ 100.00??
Phone, cable, internet: $ 60.00
Food: $ 400.00??
Credit cards &?Student Loans: $ 665.00
Clothing, household expenses $ 200.00??
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 470125
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	24.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.72%	Starting monthly payment:	$271.42

Auction yield range:	16.89% - 34.00%	Estimated loss impact:	26.01%
Lender servicing fee:	1.00%	Estimated return:	7.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	3	First credit line:	Jun-1989	Debt/Income ratio:	29%
Credit score:	760-779 (Aug-2010)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	3 / 3	Length of status:	7y 6m
Amount delinquent:	$0	Total credit lines:	7	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$980	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Bankcard utilization:	86%
		Homeownership:	No
Screen name:	cash-cupcake	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Looking to pay off an old debt
Purpose of loan:
This loan will be used to pay an old debt.

My financial situation:
I am a good candidate for this loan because I pay my bills on time and in full. Although not able to list my husband's income, his high salary does cover all our living expenses.

Monthly net income: $ 1,020

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $ varies, I always pay in full
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 470129
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.3%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.72%	Starting monthly payment:	$339.27

Auction yield range:	16.89% - 34.00%	Estimated loss impact:	20.31%
Lender servicing fee:	1.00%	Estimated return:	13.69%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Sep-1997	Debt/Income ratio:	43%
Credit score:	660-679 (Aug-2010)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	11 / 10	Length of status:	7y 3m
Amount delinquent:	$0	Total credit lines:	32	Occupation:	Skilled Labor
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$12,531	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	81%
		Homeownership:	Yes
Screen name:	fund-meteor6	Borrower's state:	Kansas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off Windows/vacation
Purpose of loan:
The purpose of this loan is to pay off high interest credit cards.? My wife and I purchased some windows for our house and our expectations to pay the credit card off sooner simply did not happen, we are attempting to rebuild our savings to complete some home projects and in order to do so we need to pay off these high interest credit cards to rebuild our credit as well as our savings. I extend a word of thanks and gratitude to those that take the chance to help us get out from underneath these credit cards!
My financial situation:
My financial situation, I consider, to be stable.? While we can make ends meet and pay our monthly bills, loans (auto and home) as well as these credit cards, we would like to ease that burden just a bit.? I am a good candidate for this loan because I have a stable career, I have been with my current employer for over 7 years working in the heating and air conditioning field, a field that is needed and stays busy all year long, there is no threat of lay-off or unemployment with my employer or this field.? My loan will be set up with automatic bank draft to ensure that the funds are electronically submitted and therefore decreases the risk of bounced checks, lost checks, etc...

Monthly net income: $ 38,000 is my current annual salary. (However, I would like to note that we are a dual income family with my wife making $48,000 per? year).

Monthly expenses: $
??Housing: $ 1151
??Insurance: $Auto insurance is $250 for two autos (per month and includes GAP for extra protection)?
??Car expenses: $ Car expenses are minimal (oil changes, gas, tire rotations, annually approximately $200-$300)
??Utilities: $ 200-300 (per month includes gas, electric, water and garbage-depending on weather of course).
??Phone, cable, internet: $ 230 (includes all three components)
??Food, entertainment: $ minimal expense, we do don't go out?very often) food runs about $300 per month
??Clothing, household expenses $ clothing expenses are minimal, annually may run about $500 per year (if that), household expenses is dependent on need and circumstance.
??Credit cards and other loans: $11000 (approx in credit cards) no personal loans (student loan is $50.00 per month) Auto loans (2) One payment is $302, the other payment is $349.? Again, I would like to adivse that we are a dual income?family. ?
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 470131
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	24.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.72%	Starting monthly payment:	$90.47

Auction yield range:	16.89% - 34.00%	Estimated loss impact:	26.01%
Lender servicing fee:	1.00%	Estimated return:	7.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	2	First credit line:	Aug-1998	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	740-759 (Jul-2010)	Inquiries last 6m:	2	Employment status:	Self-employed
Now delinquent:	0	Current / open credit lines:	4 / 4	Length of status:	1y 3m
Amount delinquent:	$0	Total credit lines:	9	Occupation:	Investor
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$1,410	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	39%
		Homeownership:	Yes
Screen name:	pound-equalizer	Borrower's state:	Tennessee	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Make the world a better place
Purpose of loan:
This loan will be used to?form a llc to seperate personal assets from business,?
obtain supplies. This business is a year old need advertising. If? you are not advertising, you're? not in business
My financial situation:
I am a good candidate for this loan because??
?My credit reports show that I am trustworthy. All of my financial obligations are paid on time.
Monthly net income: $ 4000.00+-

Monthly expenses: $
??Housing: $ 400.72 mo. including insurance?
??Insurance: $ 72mo. car??
? Car expenses: $?30 mo. gas?
? Utilities: $ water 14.00, elec 48.00 mo.+-?
? Phone, cable, internet: $ cell 62.00 mo.? home phone 50.00 mo.??? internet 19.99 mo.??
??Food, entertainment: $ 150.00 mo.??
? Clothing, household expenses $ 40.00 mo.+-??
? Credit cards and other loans: $ 89.00??
? Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 470135
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,574.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.8%

Starting lender yield:	26.50%	Starting borrower rate/APR:	27.50% / 31.05%	Starting monthly payment:	$311.25

Auction yield range:	10.89% - 26.50%	Estimated loss impact:	11.46%
Lender servicing fee:	1.00%	Estimated return:	15.04%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Apr-1996	Debt/Income ratio:	16%
Credit score:	720-739 (Jul-2010)	Inquiries last 6m:	3	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	7 / 6	Length of status:	11y 10m
Amount delinquent:	$0	Total credit lines:	28	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$10,578	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	78%
		Homeownership:	Yes
Screen name:	bold-moola-kitten	Borrower's state:	Indiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Wanted: Freedom From Credit Cards!
Purpose of loan:
Because we've had the cards for so long we've become accustomed to using them.? Unfortunately, that means we can't seem to get ahead in paying them off now because of the high interest rates!? My wife and I are ready to be debt free and out from under the heavy burden of credit card debt.? Realizing we have a high credit to debt ratio, we are actively seeking ways to reduce debt, increase our credit score and rating, and ultimately gain some much needed financial freedom.? Because we have 1 kid in college and 2 more heading that way in the next 3 years, we are struggling with minimum payments which get us nowhere.? We are asking for some low interest loan help to afford us the opportunity to get out from under the credit cards and leave them behind for good!? We're hoping that this is just the first step in that direction.

My financial situation:
We are very prompt with and very aware of our financial responsibilities.? Our bills are ALWAYS paid on time and in full.??My job is very secure and I have been promoted 3 times in the last 7 years, now in a?Customer Support Manager's role with a?highly respected and reputable jet engine and power systems manufacturer.? My wife is a?homemaker who?manages the finances down to the penny.? We are honest, dependable, and loyal people.??

Monthly net income: $ 4446

Monthly expenses: $
??Housing: $ 1500
??Insurance: $ 119
??Car expenses: $?563
??Utilities: $?400
??Phone, cable, internet: $ 95
??Food, entertainment: $450
??Clothing, household expenses $ 150
??Credit cards and other loans: $?670
??Other expenses: $320
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 470137
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.8%

Starting lender yield:	11.00%	Starting borrower rate/APR:	12.00% / 15.23%	Starting monthly payment:	$83.04

Auction yield range:	10.89% - 11.00%	Estimated loss impact:	11.03%
Lender servicing fee:	1.00%	Estimated return:	-0.03%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Dec-2001	Debt/Income ratio:	14%
Credit score:	700-719 (Aug-2010)	Inquiries last 6m:	4	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	7 / 7	Length of status:	2y 0m
Amount delinquent:	$0	Total credit lines:	28	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$15,523	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	67%
		Homeownership:	No
Screen name:	bold-basis-slingshot	Borrower's state:	Oregon	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Purchased new home - blinds, fence
Purpose of loan:
This loan will be used to?pay for blinds, fence, landscaping

My financial situation:
I am a good candidate for this loan because?I have an excellent credit / payment history, stable employment (teacher / education).

Monthly net income: $3,417

Monthly expenses: $
??Housing: $1181
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 470149
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.8%

Starting lender yield:	26.50%	Starting borrower rate/APR:	27.50% / 31.05%	Starting monthly payment:	$287.66

Auction yield range:	10.89% - 26.50%	Estimated loss impact:	11.46%
Lender servicing fee:	1.00%	Estimated return:	15.04%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Oct-1996	Debt/Income ratio:	26%
Credit score:	640-659 (Jul-2010)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	3	Current / open credit lines:	21 / 19	Length of status:	1y 3m
Amount delinquent:	$715	Total credit lines:	31	Occupation:	Nurse (RN)
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$17,340	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	5	Bankcard utilization:	28%
		Homeownership:	No
Screen name:	magnetic-value0	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off Credit Cards
Purpose of loan:
This loan will be used to pay off higher interest credit card debt in a more effective manner, to allow me to finish working on my Masters Degree in Nursing over the next 2 years with out having to take out additional student loans, or take on a second part time job.

My financial situation:
I am a good candidate for this loan because I am in a stable industry, with a good job, with a company that is showing great growth. I have a great steady income.

Monthly net income: $ 5200

Monthly expenses: $
??Housing: $ 400
??Insurance: $ 115
??Car expenses: $ 675
??Utilities: $ 300
??Phone, cable, internet: $ 150
??Food, entertainment: $ 300
??Clothing, household expenses $ 150
??Credit cards and other loans: $? 1500
??Other expenses: $ Tuition $650, Emergency savings $250
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 470153
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$12,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	9.8%

Starting lender yield:	14.00%	Starting borrower rate/APR:	15.00% / 18.29%	Starting monthly payment:	$415.98

Auction yield range:	10.89% - 14.00%	Estimated loss impact:	10.11%
Lender servicing fee:	1.00%	Estimated return:	3.89%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Oct-1989	Debt/Income ratio:	21%
Credit score:	700-719 (Aug-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	15 / 12	Length of status:	6y 7m
Amount delinquent:	$0	Total credit lines:	44	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$18,049	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	89%
		Homeownership:	No
Screen name:	compassion-arboretum	Borrower's state:	Arizona	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	6 ( 100% )	700-719 (Latest)
Principal borrowed:	$10,000.00	< 31 days late:	0 ( 0% )	720-739 (Jan-2010)
Principal balance:	$8,771.52	31+ days late:	0 ( 0% )
Total payments billed:	6
Description
Pay off Bank of America
Purpose of loan:
This loan will be used to? pay off off our debt we accumulated when we sold our house in Rochester NY.? We were in Rochester for 3 years and when we sold the market had dropped and we had significant loses.

My financial situation:
I am a good candidate for this loan because? once the house was sold we have spent the last 3 years getting our financial house in order.? I have great job and within the last two years I have scene my salary increase by $50k.? We are no longer accumulating debt and we have done a great job paying off our debt and I believe we will be debt free in less than 3 years at the present rate.

Monthly net income: $ 11,000

Monthly expenses: $
??Housing: $ 1,150
??Insurance: $ 185
??Car expenses: $ 0
??Utilities: $ 200
??Phone, cable, internet: $ 200
??Food, entertainment: $ 600
??Clothing, household expenses $ 200
??Credit cards and other loans: $?2500
??Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 470155
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.2%

Starting lender yield:	33.35%	Starting borrower rate/APR:	34.35% / 38.06%	Starting monthly payment:	$224.34

Auction yield range:	13.89% - 33.35%	Estimated loss impact:	15.74%
Lender servicing fee:	1.00%	Estimated return:	17.61%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Aug-1999	Debt/Income ratio:	26%
Credit score:	660-679 (Aug-2010)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	6 / 6	Length of status:	2y 2m
Amount delinquent:	$0	Total credit lines:	39	Occupation:	Clerical
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$2,246	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	21	Bankcard utilization:	60%
		Homeownership:	No
Screen name:	admirable-currency9	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Help with Wedding Expenses
Purpose of loan:
My fiance and I are getting married next month.? We are paying for the event ourselves and had some unexpected expenses arise which depleted much of our savings.? He purchased the home we live in over a year ago and there is not enough in equity to borrow from.

My financial situation:
I am currently in the process of rebuilding my credit.? I have encountered some unfortunate circumstances regarding my creditworthiness but can asure that I am consistently on time with my current responsibilities.? I have never bounced a check and have learned to budget myself and not live beyond my means.

Monthly net income: $ 1,800

Monthly expenses: $
??Housing: $ 125
??Insurance: $ 60
??Car expenses: $ 300
??Utilities: $ 200
??Phone, cable, internet: $ 130
??Food, entertainment:100
??Clothing, household expenses $ 50
??Credit cards and other loans: $ 75
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 470157
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.2%

Starting lender yield:	29.00%	Starting borrower rate/APR:	30.00% / 36.16%	Starting monthly payment:	$42.45

Auction yield range:	13.89% - 29.00%	Estimated loss impact:	15.53%
Lender servicing fee:	1.00%	Estimated return:	13.47%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Nov-2005	Debt/Income ratio:	52%
Credit score:	700-719 (Aug-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	5 / 5	Length of status:	1y 3m
Amount delinquent:	$0	Total credit lines:	6	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$1,037	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Bankcard utilization:	39%
		Homeownership:	No
Screen name:	discrete-marketplace	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off credit cards
Purpose of loan:
This loan will be used to? pay off credit cards

My financial situation:
I am a good candidate for this loan because? I pay all my bills on time, usually over the minimum payment due. I am in college and trying to make ends meet to make it easier to live from month to month.

Monthly net income: $ 1000.00

Monthly expenses: $
??Housing: $ 499.00????
??Insurance: $ 100.00
??Car expenses: $ 100.00
??Utilities: $ 75.00
??Phone, cable, internet: $ 60.00
??Food, entertainment: $ 50.00
??Clothing, household expenses $ 50.00
??Credit cards and other loans: $?1000.00
??Other expenses: $ 0.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 470173
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	36.6%

Starting lender yield:	17.00%	Starting borrower rate/APR:	18.00% / 21.35%	Starting monthly payment:	$180.76

Auction yield range:	16.89% - 17.00%	Estimated loss impact:	37.54%
Lender servicing fee:	1.00%	Estimated return:	-20.54%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	1	First credit line:	Dec-1994	Debt/Income ratio:	13%
Credit score:	680-699 (Aug-2010)	Inquiries last 6m:	3	Employment status:	Employed
Now delinquent:	2	Current / open credit lines:	6 / 5	Length of status:	2y 5m
Amount delinquent:	$1,945	Total credit lines:	15	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$1,538	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	10	Bankcard utilization:	96%
		Homeownership:	Yes
Screen name:	worth-matador6	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
hunter
Purpose of loan:
This loan will be used to?
Pay off two credit cards and vacation
My financial situation:
I am a good candidate for this loan because?
I have never defaulted on a loan or intend to.
Monthly net income: $
3200.00
Monthly expenses: $
??Housing: $0.00
??Insurance: 202.00
??Car expenses: $256.00
??Utilities: $0.00
??Phone, cable, internet: $50.00
??Food, entertainment: $50.00
??Clothing, household expenses $40.00
??Credit cards and other loans: $100.00
??Other expenses: $100.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 470179
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.8%

Starting lender yield:	26.50%	Starting borrower rate/APR:	27.50% / 31.05%	Starting monthly payment:	$328.75

Auction yield range:	10.89% - 26.50%	Estimated loss impact:	11.46%
Lender servicing fee:	1.00%	Estimated return:	15.04%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Feb-1999	Debt/Income ratio:	15%
Credit score:	720-739 (Jul-2010)	Inquiries last 6m:	3	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	6 / 6	Length of status:	4y 10m
Amount delinquent:	$0	Total credit lines:	12	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$5,879	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	63%
		Homeownership:	Yes
Screen name:	kind-p2p-sculpture	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
putting in a new kitchen
Purpose of loan:
This loan will be used to?put in a?new kitchen

My financial situation:
I am a good candidate for this loan because? i feel i can make all the monthly payments, just need money up front. I'm never late on payments and i'd be so happy if you helped me out

Monthly net income: $ 3000

Monthly expenses: $
??Housing: $ 1,500
??Insurance: $?
??Car expenses: $
??Utilities: $ 50
??Phone, cable, internet: $ 125
??Food, entertainment: $ 50
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 500
??Other expenses: $ 50
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 470181
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,200.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.3%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 40.24%	Starting monthly payment:	$54.28

Auction yield range:	16.89% - 34.00%	Estimated loss impact:	20.31%
Lender servicing fee:	1.00%	Estimated return:	13.69%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Dec-1996	Debt/Income ratio:	11%
Credit score:	640-659 (Aug-2010)	Inquiries last 6m:	3	Employment status:	Employed
Now delinquent:	4	Current / open credit lines:	4 / 4	Length of status:	6y 8m
Amount delinquent:	$3,921	Total credit lines:	24	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$372	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	12	Bankcard utilization:	7%
		Homeownership:	No
Screen name:	builder144	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
behind on rent (steady gov.employee
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?I have a steady school district job and been with my employer 7 years. While I have some credit issues, I am only requesting $1200 for a personal emergency and will pay back very soon. Please help.

Monthly net income: $ 4000

Monthly expenses: $ 400
??Housing: $1500
??Insurance: $40
??Car expenses: $200
??Utilities: $100
??Phone, cable, internet: $50
??Food, entertainment: $50
??Clothing, household expenses $200
??Credit cards and other loans: $100
??Other expenses: $150
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 470183
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$12,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.8%

Starting lender yield:	26.50%	Starting borrower rate/APR:	27.50% / 31.05%	Starting monthly payment:	$493.13

Auction yield range:	10.89% - 26.50%	Estimated loss impact:	11.46%
Lender servicing fee:	1.00%	Estimated return:	15.04%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Dec-1995	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	760-779 (Jul-2010)	Inquiries last 6m:	1	Employment status:	Self-employed
Now delinquent:	0	Current / open credit lines:	7 / 7	Length of status:	9y 7m
Amount delinquent:	$0	Total credit lines:	15	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$7,838	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	17%
		Homeownership:	No
Screen name:	ccdirectt	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Make home greener
Purpose of loan:
This loan will be used to? To setup website & webinars professionally? for maximum effect.I will be putting about 3500 into home making it a little greener with tankless water heater? & energy saving windows. And a few more odds & ins.Will install all of it myself to save on labor.
I am a HOME? OWNER. Prosper hasn't corrected it yet

My financial situation:
I am a good candidate for this loan because? Pay bills on time.Never make minimum payments.

Monthly net income: $ 5000

Monthly expenses: $ 824
??Housing: $ 0
??Insurance: $ 60
??Car expenses: $ 0
??Utilities: $ 145
??Phone, cable, internet: $ 99
??Food, entertainment: $ 300
??Clothing, household expenses $ 150
??Credit cards and other loans: $ 200
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 470189
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.2%

Starting lender yield:	14.00%	Starting borrower rate/APR:	15.00% / 18.29%	Starting monthly payment:	$259.99

Auction yield range:	13.89% - 14.00%	Estimated loss impact:	14.80%
Lender servicing fee:	1.00%	Estimated return:	-0.80%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Jan-1998	Debt/Income ratio:	17%
Credit score:	660-679 (Aug-2010)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	7 / 7	Length of status:	6y 2m
Amount delinquent:	$97	Total credit lines:	14	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$12,256	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	80%
		Homeownership:	No
Screen name:	loan-buddy6	Borrower's state:	Massachusetts	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying down some higher rate cards
Purpose of loan:
I have started a 3 year plan to pay down my credit cards one key part of that is limited the amount I pay on interest on my larger cards.?

My financial situation:
I am a good candidate for this loan because I have a consistent job that pays well and my wife and I are currently paying at least 500 a month above the minimum payments on our credit card debt

Monthly net income: $ Net approximately 3800 my wife brings home 2200

Monthly expenses: $
??Housing: $ 1400
??Insurance: $ 150
??Car expenses: $ 203
??Utilities: $ 200
??Phone, cable, internet: $ 160
??Food, entertainment: $ 800

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 470191
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.2%

Starting lender yield:	33.35%	Starting borrower rate/APR:	34.35% / 38.06%	Starting monthly payment:	$224.34

Auction yield range:	13.89% - 33.35%	Estimated loss impact:	15.74%
Lender servicing fee:	1.00%	Estimated return:	17.61%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Jul-1981	Debt/Income ratio:	Not calculated
Credit score:	660-679 (Aug-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	3	Current / open credit lines:	6 / 4	Length of status:	4y 11m
Amount delinquent:	$2,485	Total credit lines:	36	Occupation:	Engineer - Mechanic...
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$3,269	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	32	Bankcard utilization:	23%
		Homeownership:	No
Screen name:	scholarly-community3	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
investment
Purpose of loan:
This loan will be used to??remodel a home?

My financial situation:
I am a good candidate for this loan because??I have a good payback history and it is within my budget.?

Monthly net income: $ 3,641?

Monthly expenses: $
??Housing: $ 0?
??Insurance: $ 0
??Car expenses: $ 120?
??Utilities: $ 0
??Phone, cable, internet: $ 45?
??Food, entertainment: $ 150
??Clothing, household expenses $ 50?
??Credit cards and other loans: $ 50
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 470197
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	B	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.0%

Starting lender yield:	8.50%	Starting borrower rate/APR:	9.50% / 11.60%	Starting monthly payment:	$240.25

Auction yield range:	5.89% - 8.50%	Estimated loss impact:	6.08%
Lender servicing fee:	1.00%	Estimated return:	2.42%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Sep-1996	Debt/Income ratio:	27%
Credit score:	760-779 (Jul-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	6 / 6	Length of status:	1y 4m
Amount delinquent:	$0	Total credit lines:	23	Occupation:	Analyst
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$4,774	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	29%
		Homeownership:	No
Screen name:	Xanadu2You	Borrower's state:	Washington	Borrower's group:	440+ Supporting Lenders. Get FUNDED @ LOWER % than ANY group
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Relist: 760+ credit, need computer
PLEASE NOTE:? 2 weeks ago, I listed a loan and Prosper deemed me an "A" rating.? One week later, I re-listed my loan and found myself with a "B" rating by Prosper.? Upon querying Prosper, they indicated:
"On Sunday July 25 we changed our credit policy criteria, so now some areas are weighted differently then (sic) before.? This is why you had a different result from your original visit."? Please note, my credit rating, HAS NOT CHANGED.? I am still an "A" rating by Prosper's previous standards, and I place a high priority on paying my debts.? I make enough money to pay my bill (including minimum payments on my existing high-interest credit card debt), and a little bit more.

Purpose of loan:
Consolidate and pay off all remaining high-interest credit card debts (about $5K) incurred during 2 years of unemployment.? Also, purchase a new computer (about $1500) to replace 5 year old dying laptop, for the operation of my side crafting business.

My financial situation:
Despite an extended period of unemployment, I have been able to take my credit score to the upper 700s by making it a priority to pay my bills regularly.? One year into my new job, I've already cut my unemployment-related debt in about half, and expect to pay of the remaining debts (including the cost of my computer) in the next 2-3 years.

With the home crafting business to supplement the income from my full-time employment, I have a strong understanding of how financing works, and the importance of spending money wisely.? A loan at this percentage will allow me to pay off my debts, whereas my current payments on high-interest credit cards are not gaining any traction, and it will take several years to pay off my debts at these rates.? The interest rate that I am proposing is just enough less than my current total interest rates that I will be able to make the required payments and ACTUALLY PAY OFF THE LOANS!? If my loan is funded in less than 7 days, I would be happy to accept this existing (proposed) rate, and get on with paying off my debts.

Examples of my work from my home crafting business are available on my Etsy website:? http://www.Xanadu2You.etsy.com.? I sell on my website, and also attend 4-6 weekend-long in-person art shows annually (in addition to my full-time work) to supplement my full-time income and pay my bills.

My full-time employment is funded by a long-term contract with a federal agency, and is extremely stable -- our department's contract has been officially renewed for another 3 years, as of this week.? In addition, I have strong support from friends and family, who have graciously lent me money as-needed to keep me solvent while unemployed, and who will be willing to back me up again if I ever need their support.?

Please ask me any questions you may have.? This is a GUARANTEED investment.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 470207
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.2%

Starting lender yield:	33.35%	Starting borrower rate/APR:	34.35% / 38.49%	Starting monthly payment:	$67.30

Auction yield range:	13.89% - 33.35%	Estimated loss impact:	15.74%
Lender servicing fee:	1.00%	Estimated return:	17.61%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Feb-1999	Debt/Income ratio:	Not calculated
Credit score:	680-699 (Aug-2010)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	4 / 4	Length of status:	0y 0m
Amount delinquent:	$0	Total credit lines:	20	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$14,735	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	86%
		Homeownership:	No
Screen name:	velocity-carrier	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Teaching Supplies
Purpose of loan:
This loan will be used to buy classroom supplies

My financial situation:
I am a good candidate for this loan because I pay off my debts?

Monthly net income: $40605

Monthly expenses: $
??Housing: $ 665
??Insurance: $ 250
??Car expenses: $ 400
??Utilities: $150
??Phone, cable, internet: $ 100
??Food, entertainment: $ 300
??Clothing, household expenses $100
??Credit cards and other loans: $200
??Other expenses: $ 200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 470275
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	24.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.72%	Starting monthly payment:	$226.18

Auction yield range:	16.89% - 34.00%	Estimated loss impact:	26.01%
Lender servicing fee:	1.00%	Estimated return:	7.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	3	First credit line:	May-1999	Debt/Income ratio:	Not calculated
Credit score:	640-659 (Aug-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	10 / 6	Length of status:	0y 10m
Amount delinquent:	$0	Total credit lines:	35	Occupation:	Nurse (RN)
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$5,861	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	1	Bankcard utilization:	98%
		Homeownership:	Yes
Screen name:	kind-spirited-bonus	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
One step closer to being debt free!
Purpose of loan:
This loan will be used to consolidate high interest debt.

My financial situation:
I am a good candidate for this loan because I am a trustworthy, responsible person that makes it a priority to pay my bills on time.?

Monthly net income: $
$3600.00
Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 470281
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	36.6%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 41.35%	Starting monthly payment:	$45.24

Auction yield range:	16.89% - 34.00%	Estimated loss impact:	38.61%
Lender servicing fee:	1.00%	Estimated return:	-4.61%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	1	First credit line:	Oct-1997	Debt/Income ratio:	Not calculated
Credit score:	700-719 (Aug-2010)	Inquiries last 6m:	1	Employment status:	Other
Now delinquent:	0	Current / open credit lines:	0 / 0	Length of status:	0y 7m
Amount delinquent:	$0	Total credit lines:	4	Stated income:	$25,000-$49,999
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$0
Delinquencies in last 7y:	16	Bankcard utilization:	0%
		Homeownership:	No
Screen name:	relief638	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
New Student Switching to Macs!
Purpose of loan:
This loan will be used to? purchase a refurbished Macbook for my schooling. I tried getting apple financing, but was turned down due to lack of recent credit history, so I am trying here, I can't use my student loans because I am using those to pay rent for a room in a six bedroom house. I do not have my own house because I gave it to my daughter a few years back, and refuse to be a burden on her.

My financial situation: Recently Retired, 67 years young, and going back to school for a computer science degree at Syracuse University, I get $1400/month social security, and $600 from my steelworkers pension. and have a little left over from the student loans
I am a good candidate for this loan because? I've worked hard my entire life, and know the value of a dollar. It was hard work finding jobs as a steelworker in the 80s, so I know where to cut corners in budgets. I know how much of an investment for my education a macbook is. I can cut out most of the Car expenses to pay on the monthly balance for this loan.

Monthly net income: $ 2000

Monthly expenses: $ 1800
??Housing: $ 600
??Insurance: $ 400
??Car expenses: $ 300
??Utilities: $200
??Phone, cable, internet: $ 0
??Food, entertainment: $ $250
??Clothing, household expenses $ 50
??Credit cards and other loans: $ 0
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 470287
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$9,700.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.8%

Starting lender yield:	26.50%	Starting borrower rate/APR:	27.50% / 31.05%	Starting monthly payment:	$398.61

Auction yield range:	10.89% - 26.50%	Estimated loss impact:	11.46%
Lender servicing fee:	1.00%	Estimated return:	15.04%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Sep-1991	Debt/Income ratio:	9%
Credit score:	660-679 (Jul-2010)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	2	Current / open credit lines:	7 / 4	Length of status:	2y 11m
Amount delinquent:	$3,241	Total credit lines:	19	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 2	Revolving credit balance:	$192	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	23	Bankcard utilization:	12%
		Homeownership:	No
Screen name:	CUTigers86	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Personal loan for child's education
Purpose of loan:
The purpose of this loan is to assist in paying tuition for my daughter so that she may attend a specialized learning center prior to entering high school. She is a bright kid with limited study skills (like most teenagers). Her grades are pretty good , 3.03 GPA but in the ultracompetitive environment of high school and, further down the road, college, we want to give her any and every advantage possible. We have already completed the scholastic assessment and have elected to proceed with the curriculum. Payment in full for the tuition provides a substantial discount (8%) vs a pay as you go program which is much more expensive so I would really like to take advantage of the discount. I feel that this is a really outstanding opportunity for her and she is "on board" with the whole idea of self improvement which makes the decision to proceed an easy one.

My financial situation:
I am a good candidate for this loan because? my debt to income is extremely low.? Initially I carried an "HR" rating with Prosper which has been upgraded to a "D" - still not good but going in the right direction. This is due to items going back a few years, all bills and past items are paid and closed. My credit score is in the 670's which represents an improvement of over 120 points in the past 4 months since I really took a look at what was showing up on my credit report. The monthly loan repayment of $400 is extremely manageable in relation to my monthly income.

I will gladly answer any questions that lenders would like to pose with regard to my income and credit history. In advance of questions, I will offer the following information with regard to my credit history - all public records are paid/satisfied in full. The amount of $3200? that shows as "delinquent" is actually a closed loan account?with a current balance of $500 which will be paid in full before this listing ends in a week.?It seems to take about 30 days for my credit reports to update so this item may be on here for another month. I have submitted bank statements and recent paystubs to Prosper to verify my income and employment. Thank you?for your consideration and I encourage everyone who reads this and has even a remote interest in funding to ask any and all questions that they may have. *Note* to the 60 generous people that bid on my last listing - it was cancelled due to a "bug" in the Prosper system as per an email they sent me. I wanted to thank you for your bid(s).

Monthly net income: $3400????

Monthly expenses: $
??Housing: $ n/a
??Insurance: $ 75
??Car expenses: $75?
??Utilities: $?n/a
??Phone, cable, internet: $?n/a
??Food, entertainment: $125
??Clothing, household expenses $ 75
??Credit cards and other loans: $ 125
?Other expenses: $ n/a
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 470311
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$12,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.8%

Starting lender yield:	23.25%	Starting borrower rate/APR:	24.25% / 27.73%	Starting monthly payment:	$472.37

Auction yield range:	10.89% - 23.25%	Estimated loss impact:	11.37%
Lender servicing fee:	1.00%	Estimated return:	11.88%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Sep-1987	Debt/Income ratio:	20%
Credit score:	700-719 (Aug-2010)	Inquiries last 6m:	4	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	12 / 12	Length of status:	3y 0m
Amount delinquent:	$0	Total credit lines:	47	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$28,077	Stated income:	$100,000+
Delinquencies in last 7y:	7	Bankcard utilization:	15%
		Homeownership:	Yes
Screen name:	marketplace-cloud1	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
My loan for home improvement
Purpose of loan:
This loan will be used to pay for the new windows / sidewalk?I put into the house?I bought the year before last.?

My financial situation:
I am a good candidate for this loan because I have more than sufficient income to pay it back, I just need?the funds now instead of over the next 6-12 months or so. I've been continuously employed since I got out of grad school in 1995, and the main reason?I don't have a stellar?credit rating is (I believe) a debt bubble I got in with my ex-husband in the 2005 time-frame. I take my debts seriously and will always pay them off.?

Monthly net income: $9202.44

Monthly expenses: $ 4987
??Housing: $ 1929
??Insurance: $120
??Car expenses: $ 399
??Utilities: $150
??Phone, cable, internet: $ 239
??Food, entertainment: $ 1000?
??Clothing, household expenses $ 250
??Credit cards and other loans: $? 900
??Other expenses: $
Information in the Description is not verified.